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                                                                EXHIBIT 10 (ppp)

               NORTH TEXAS COMMERCIAL ASSOCIATION OF REALTORS(R)

                           COMMERCIAL LEASE AGREEMENT
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TABLE OF CONTENTS                      EXHIBITS AND ADDENDA. Any exhibit or addendum attached to this
Article                         Page   Lease is incorporated as a part of this Lease for all purposes.
1.  Defined Terms                1     Any term not specifically defined in the Addenda shall have the same
2.  Lease and Lease Term         2     meaning given to it in the body of this Lease. To the extend any
3.  Rent and Security Deposit    2     provisions in the body of this Lease conflict with the Addenda, the
4.  Taxes                        3     Addenda shall control.
5.  Insurance and Indemnity      3
6.  Use of Demised Premises      4     [Check all boxes which apply: Boxes not checked do not apply.]
7.  Property Condition,
      Maintenance, Repairs and
      Alterations                5     [X] Exhibit A   Survey and/or Legal Description of the Property
8.  Damage or Destruction        6     [X] Exhibit B   Floor Plan and/or Site Plan
9.  Condemnation                 7
10. Assignment and Subletting    7     [ ] Addendum A  Expense Reimbursement
11. Default and Remedies         7     [ ] Addendum B  Renewal Options
12. Landlord's Contractual Lien  9     [ ] Addendum C  Right of First Refusal for Additional Space
13. Protection of Lenders        9     [ ] Addendum D  Percentage Rental/Gross Sales Reports
14. Environmental
      Representations and
      Indemnity                 10     [ ] Addendum E  Guarantee
15. Professional Service Fees   10     [ ] Addendum F  Construction of Improvements
16. Miscellaneous               11     [ ] Addendum G  Rules and Regulations
17. Additional Provisions       13     [ ] Addendum H  Other _______________________________
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IN CONSIDERATION of the terms, provisions and agreements contained in this
Lease, the parties agree as follows:

ARTICLE ONE: DEFINED TERMS. As used in this Commercial Lease Agreement (the "Lease"), the terms set forth in this Article One have the following respective meanings:

1.01. EFFECTIVE DATE: The last date beneath the signatures of Landlord and Tenant on page 13 below.

1.02. LANDLORD:                            SJS Sanden, L.P.

      Address:           4810 Cedar Springs, Suite 200, Dallas, Texas 75219

                                     Telephone:    214.521.5310 Fax:

1.03. TENANT:                                Cerprobe

      Address:             1150 N. Fiesta Blvd., Gilbert, Arizona 85233-2237

                             Telephone:    480.333.1500  Fax:  480.333.1799

1.04. DEMISED PREMISES:                10365 Sanden Drive

   A. STREET ADDRESS:               10365 Sanden Drive, Dallas

                  Dallas           in            Dallas           County, Texas.

   B. LEGAL DESCRIPTION: The property on which the Demised Premises is situated (the "Property") is more particularly described as: Fleming - Gateway, Blk B/8053, Lot 2B Acres 3.7569, Vol 96253/0914 00122796 Dallas County or is
   described on EXHIBIT A, SURVEY AND/OR LEGAL DESCRIPTION.

   C. FLOOR PLAN OR SITE PLAN: Being a floor area of approximately 34.336 square feet and being approximately ______ feet by ______ feet (measured to the exterior of outside walls and to the center of the interior walls) and being more particularly shown in outline form on EXHIBIT B, FLOOR PLAN AND/OR SITE PLAN.

   D. Tenant's pro rata share of the Property is      % [See ADDENDUM A, EXPENSE
   REIMBURSEMENT, if applicable]

1.05. LEASE TERM: Twelve (12) years and 0 months beginning on October 1, 2000 (the "Commencement Date") and ending on September 30, 2012 (the "Expiration Date").

1.06. BASE RENT: $4,809,409.58 total Base Rent for the Lease Term payable in monthly installments of $30,044.00** per month in advance. (The total amount of Rent is defined in Section 3.01.)

1.07. PERCENTAGE RENTAL RATE: 0% [See ADDENDUM D, PERCENTAGE RENTAL/GROSS SALES REPORTS, if applicable]

1.08. SECURITY DEPOSIT: $30,044.00 (due upon execution of this Lease). [See
      Section 3.04]

1.09. PERMITTED USE: office and technical support in conjunction with Tenant's business [See Section 6.01]

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1.10. Party to whom Tenant is to deliver payments under this Lease [check]
      [X] Landlord [ ] Principal Broker or [ ] Other _________________. Landlord may designate in writing the party authorized to act on behalf of Landlord to enforce this Lease. Any such authorization will remain in effect until it is revoked by Landlord in writing.

1.14. Acceptance: The number of days for acceptance of this offer is _________ days. [See Section 16.14]

ARTICLE TWO: LEASE AND LEASE TERM

2.01. LEASE OF DEMISED PREMISES FOR LEASE TERM. Landlord leases the Demised Premises to Tenant and Tenant leases the Demised Premises from Landlord for the Lease Term stated in Section 1.05. The Commencement Date is the date specified in Section 1.05, unless advanced or delayed under any provision of this Lease.

2.04. HOLDING OVER. Tenant shall vacate the Demised Premises immediately upon the expiration of the Lease Term or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all direct and actual damages incurred by Landlord as a result of any delay by Tenant in vacating the Demised Premises. If Tenant does not vacate the Demised Premises upon the expiration of the Lease Term or earlier termination of this Lease, Tenant's occupancy of the Demised Premises shall be a day-to-day tenancy, subject to all of the terms of this Lease, except that the Base Rent during the holdover period shall be increased to an amount which is one-and-one-half
(1 1/2) times the Base Rent in effect on the expiration or termination of this Lease, computed on a daily basis for each day of the holdover period, plus all additional sums due under this Lease. This paragraph shall not be construed as Landlord's consent for Tenant to hold over or to extend this Lease.

ARTICLE THREE: RENT AND SECURITY DEPOSIT

3.01. MANNER OF PAYMENT. All sums payable under this Lease by Tenant (the "Rent") shall be made to the Landlord at the address designated in Section 1.02, unless another person is designated in Section 1.10, or to any other party or address as Landlord may designate in writing. Any and all payments made to a designated third party for the account of the Landlord shall be deemed made to Landlord when received by the designated third party. All sums payable by Tenant under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code and for all other purposes. The Base Rent is the minimum rent for the Demised Premises and is subject to the terms and conditions contained in this Lease, together with the attached Addenda, if any.

3.02. TIME OF PAYMENT. Upon execution of this Lease, Tenant shall pay the installment of Base Rent for the first month of the Lease Term. On or before the first day of the second month of the Lease Term and of each month thereafter, the installment of Base Rent and other sums due under this Lease shall be due and payable, in advance, without off-set, deduction or prior demand. Tenant shall cause payments to be properly mailed or otherwise delivered so as to be actually received by the party identified in 1.10 above on or before the due date (and not merely deposited in the mail). If the Lease Term commences or ends on a day other than the first or last day of a calendar month, the rent for any fractional calendar month following the Commencement Date or preceding the end of the Lease Term shall be prorated by days.

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3.03.     LATE CHARGES. Tenant's failure to promptly pay sums due under this
Lease may cause the Landlord to incur unanticipated costs. The exact amount of those costs is impractical or extremely difficult to ascertain. The costs may include [ILLEGIBLE]re not limited to processing and account charges and ate charges which may be imposed on Landlord by any ground lease or deed of trust encumbering the Demised Premises Payments due to Landlord under this Lease are not an extension of credit. Therefore, if any payment under the Lease is not actually received on or before three (30 days after the due date (and not merely deposited in the mail). Landlord may, at Landlord's option and to the extent allowed by applicable law impose a Late Charge on any are payments in an amount equal to one-half of one percent (0.5%) of the amount of the past due payment the "Late Charge") per day for each day after the due date, until the past due amount in Good Funds is received by Landlord, up to a maximum of ten percent (10%) of the past due amount. A Late Charge may be imposed only once on each past due payment. Any Late Charge will be in addition to Landlord's other remedies for nonpayment of rent. If any check tendered to Landlord by Tenant under this Lease is dishonored for any reason. Tenant shall pay to the party receiving payments under this Lease a fee of twenty-five dollars ($25.00), plus (at Landlord's option) a Late Charge as provided above until good funds are received by Landlord. The parties agree that any Late Charge and dishonored check fee represent a fair and reasonable estimate of the costs Landlord will incur by reason of the late payment or dishonored check. Payments received from Tenant shall be applied first to any late Charges, second to Base Rent, and last to other unpaid charges or reimbursements due to Landlord. Notwithstanding the foregoing, Landlord will not impose a Late Charge as to the first late payment in any calendar year, unless Tenant fails to pay the late payment to Landlord within three (3) business days after the delivery of a written notice from Landlord to Tenant demanding the late payment be paid. However, Landlord may impose a Late Charge without advance notice to Tenant on any subsequent late payment in the same calendar year.


3.04. SECURITY DEPOSIT. Upon execution of this Lease. Tenant shall deposit with Landlord a cash Security Deposit in the amount stated in Section 1.08. Landlord may apply all or part of the Security Deposit to any unpaid Rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written demand. Tenant's failure to restore the full amount of the Security Deposit within the time specified shall be a default under this Lease. No interest will be paid on the Security Deposit. Landlord will not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit. Upon any termination of this Lease not resulting from Tenant's default, and after Tenant has vacated the Property and cleaned and restored the Demised Premises in the manner required by this Lease. Landlord shall refund the unused portion of the Security Deposit to Tenant within thirty days after Termination Date or thirty days after Tenant fully complies with the conditions of termination as required in Section 7.05, whichever is later.

3.05. GOOD FUNDS PAYMENTS. If for any reason whatsoever, any two or more payments be check from Tenants to Landlord for Rent are dishonored and returned unpaid, thereafter Landlord may, at Landlord's sole option, upon written notice to Tenant, require that all future payments of Rent for the remaining term of the Lease must be made by cash, certified check, casher's check, or money order ("Good Funds") and that the delivery of Tenants personal or corporate check will no longer constitute payment of Rent under this Lease provide, however if after twelve (12) consecutive timely payments of Rent in Good funds as provided herein, Tenant is not in Default hereunder. Tenant may resume paying Rent by personal or corporate ones so long as any such check thereafter is not dishonored and returned unpaid. Any acceptance by Landlord of a payment for Rent by Tenant's personal or corporate check thereafter shall not be construed as a waiver of Landlord's right to insist upon payment by Good Funds as set forth herein.

ARTICLE FOUR: TAXES

4.01. PAYMENT BY LANDLORD. Tenant shall pay the real estate taxes on the Demised Premises accruing during the Lease Term.

4.02. Tenant shall pay such real estate taxes and, upon request, furnish Landlord with written evidence of payment before the same becomes delinquent. If Tenant fails to timely pay such real estate taxes, Landlord may pay the taxes, whereupon Tenant shall, upon demand, reimburse Landlord for the amount thereof, plus 5% of the amount.

4.03. JOINT ASSESSMENT. If the real estate taxes are assessed against the Demised Premises jointly with other property not constituting a part of the Demised Premises, the real estate taxes applicable to the Demised Premises shall be equal to the amount bearing the same proportion to the aggregate assessment that the total square feet of building area in the Demised Premises bears to the total square feet of building area included in the joint assessment.

4.04. PERSONAL PROPERTY TAXES. Tenant shall pay all taxes assessed against trade fixtures, furnishings, equipment, inventory, products, or any other personal property belonging to Tenant. Tenant shall use reasonable efforts to have Tenant's property taxes separately from the Demised Premises If any of Tenant's property is taxes with the Demised Premises, Tenant shall pay the taxes for its property to Landlord within fifteen (15) days after Tenant receives a written statement from Landlord for the property taxes.

ARTICLE FIVE: INSURANCE AND INDEMNITY

5.01. INSURANCE. During the Lease Term, Tenant shall maintain policies of property insurance naming Landlord as the named insured covering loss of or damage to the Demised Premises in an amount or percentage of replacement value as Landlord deems reasonable in relation to the age, location, type of construction and physical condition of the Demised Premises and the availability of insurance at reasonable rates. The policies shall provide protection against all Perils included within the classification of fire and extended coverage and providing such coverage and insuring against such perils as reasonably required by Landlord, including, without limitation, business income and rental insurance. Landlord may, at Landlord's option, obtain insurance coverage for tenant's fixtures, equipment or building improvements installed by Tenant in or on the Demised Premises. Tenant shall, at Tenant's expense, maintain insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect Tenant's interest. Tenant shall not do or permit to be done anything which invalidates any insurance policies. Tenant shall deliver a copy of the policy or certificate of insurance (or a renewal) to Landlord prior to the Commencement Date and prior to the expiration of the policy during the Lease Term If Tenant fails to maintain the policy, Landlord may elect to maintain the insurance at Tenant's expense which Tenant shall reimburse to Landlord upon demand.

5.02. INCREASE IN PREMIUMS. Tenant shall not permit any operation or activity to be conducted, or storage or use of any volatile or nay other materials, on or about the Demised Premises that would cause suspension or cancellation of any fire and extended coverage insurance policy, without the prior written consent of Landlord. If Tenant's use and occupancy of the Demised Premises causes an increase in the premiums for any fire and extended coverage insurance policy. Tenant shall pay, the amount of the increase.


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5.04.  INDEMNITY.  Landlord shall not be liable to Tenant or to Tenant's employees, agents, invitees or visitors, or to any other person, for any injury to persons or damage to property on or about the Demised Premises or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, Tenant's employees, subtenants, agents, licensees or concessionaires or any other person entering the Demised Premises under express or implied invitation of Tenant, or arising out of the use of the Demised Premises by Tenant and the conduct of Tenant's business, or arising out of any breach or default by Tenant in the performance of Tenant's obligations under this Lease; and Tenant hereby agrees to indemnify and hold Landlord harmless from any loss, expense or claims arising out of such damage or injury. Tenant shall not be liable for an injury or damage caused by the negligence or misconduct of Landlord, or Landlord's employes or agents, and Landlord agrees to indemnify and hold Tenant harmless from any loss, expense or damage arising out of such damage or injury.

5.06. WAIVER OF SUBROGATION. Each party to this Lease waives any and every claim which arises or may arise in its favor against the other party during the term of this Lease or any renewal or extension of this Lease for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Demised Premises, which loss or damage is covered by valid and collectible property insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. These mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss of, or damage to, property of the parties. Inasmuch as these mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees to give immediately to each insurance company (which has issued to such party policies of fire and extended coverage insurance) written notice of the terms of such mutual waivers, and to cause such policies to be properly endorsed to prevent the invalidation of the insurance by reason of these waivers.

ARTICLE SIX:  USE OF DEMISED PREMISES

6.01. PERMITTED USE. Tenant may use the Demised Premises for the Permitted Use stated in Section 1.09. The parties to this Lease acknowledge that the current use of the Demised Premises or the improvements located on the Demised Premises, or both, may or may not conform to the city zoning ordinance with respect to the permitted use, height, setback requirements, minimum parking requirements, coverage ratio of improvements to total area of land, and other matters which may have a significant economic impact upon the Tenant's intended use of the Demised Premises. Tenant acknowledges that Tenant has or will independently investigate and verify to Tenant's satisfaction the extent of any limitations or non-conforming uses of the Demised Premises. Tenant further acknowledges that Tenant is not relying upon any warranties or representations of Landlord or the Brokers who are participating in the negotiation of this Lease concerning the Permitted Use of the Demised Premises, or with respect to any uses of the improvements located on the Demised Premises.

6.02. COMPLIANCE WITH LAW. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Demised Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances and other activities in or upon, or connected with the Demised Premises, all at Tenant's sole expense, including any expense or cost resulting from the construction or installation of fixtures and improvements or other accommodations for handicapped or disabled persons required for compliance with governmental laws and regulations, including but not limited to the Texas Architectural Barriers Act (Article 9102 and any successor statute) and the Americans with Disabilities Act (the "ADA"). To the extent any alterations to the Demised Premises are required by the ADA or other applicable laws or regulations, Tenant shall bear the expense of the alterations. To the extent any alterations to areas of the Property outside the Demised Premises are required by Title III of the ADA or other applicable laws or regulations (for "path of travel" requirements or otherwise), Landlord shall bear the expense of the alterations.

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6.04. SIGNS. Without the prior written consent of Landlord, not to be unreasonably withheld, Tenant may not place any signs, ornaments or other objects upon the Demised Premises or on the Property, (other than signs existing as of the Commence Date) including but not limited to the roof or exterior of the building or other improvements on the Property, or paint or otherwise decorate or deface the exterior of the building. Any signs installed by Tenant must conform with applicable laws, deed restrictions on the Property, and other applicable requirements. Tenant must remove all signs, decorations and ornaments at the expiration or termination of this Lease and must repair any damage and close any holes caused by the removal.

6.05. UTILITY SERVICES. Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water, sewerage, storm water disposal, communications and electricity used on the Demised Premises, and for replacing all broken or burned-out electric lights, lamps and tubes.

6.06. LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to, during normal business hours and upon reasonable advance notice, and without unreasonably interfering with Tenant's business, enter the Demised Premises: (a) to inspect the general condition and state of repair of the Demised Premises,
(b) to make repairs required or permitted under this Lease, (c) to show the Demised Premises or the Property to any prospective tenant or purchaser, and (d) for any other reasonable purpose. If Tenant changes the locks on the Demised Premises, Tenant must provide Landlord with a copy of each separate key. During the final one hundred fifty (150) days of the Lease Term, Landlord and Landlord's agents may erect and maintain on or about the Demised Premises signs advertising the Demised Premises for lease or for sale.

6.07. POSSESSION. If Tenant pays the rent, properly maintains the Demised Premises, and complies with all other terms of this Lease, Tenant may occupy and enjoy the Demised Premises for the full Lease Term, subject to the provisions of this Lease.

6.08. EXEMPTIONS FROM LIABILITY. Landlord shall not be liable for any damage or injury to the persons, business (or any loss of income), goods, inventory, furnishings, fixtures, equipment, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Demised Premises, whether the damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or wind; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising on or about the Demised Premises or upon other portions of any building of which the Demised Premises is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building on the Property. Landlord shall not be liable for any damage or injury even though the cause of or the means of repairing the damage or injury are not accessible to Tenant. The provisions of this Section 6.08 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

ARTICLE SEVEN: PROPERTY CONDITION, MAINTENANCE, REPAIRS AND ALTERATIONS

7.02. ACCEPTANCE OF DEMISED PREMISES. Tenant acknowledges that: (a) a full and complete inspection of the Demised Premises and adjacent common areas has been made by Tenant, and (b) as a result of such inspection, Tenant has taken possession of the Demised Premises and accepts the Demised Premises in its "As Is" condition.

7.03. MAINTENANCE AND REPAIR. Landlord shall be under no obligation to perform any repair, maintenance or management service in the Demised Premises or adjacent common areas. Tenant shall be fully responsible, at its expense, for all repair, maintenance and management services.

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     B.   Tenant's Obligation.

          (1) Subject to the provisions of Article Eight (Damage or Destruction) and Article Nine (Condemnation), Tenant shall, at all times, keep all portions of the Demised Premises in good order, condition and repair, ordinary wear and tear excepted, including but not limited to maintenance, repairs and all necessary replacements of the windows, plate glass, doors, overhead doors, heating system, ventilating equipment, air conditioning equipment, electrical and lighting systems, fire protection sprinkler system, dock levelers, elevators, interior and exterior plumbing, the interior of the Demised Premises in general, pest control and extermination, down spouts, gutters, paving, railroad siding, care of landscaping and regular mowing of grass, the roof, skylights, foundation, or structural components and exterior of the Demised Premises. If Tenant fails to maintain and repair the Property as required by this Section after notice and 30-days opportunity to cure, Landlord may, on ten
(10) days' prior written notice, enter the Demised Premises and perform the maintenance or repair on behalf of Tenant, except that no notice is required in case of emergency, and Tenant shall reimburse Landlord immediately upon demand for all costs incurred in performing the maintenance or repair, plus a reasonable service charge.

          (2) HVAC Service. Tenant shall, at Tenant's own cost and expense, enter into a regularly scheduled preventative maintenance and service contract for all refrigeration, heating, ventilating, and air conditioning systems and equipment within the Demised Premises during the Lease Term. If Tenant fails to enter into such a service contract reasonably acceptable to Landlord, after notice and 30-days opportunity to cure, Landlord may do so on Tenant's behalf and Tenant agrees to pay Landlord the cost and expense thereof, plus a reasonable service charge, regularly upon demand.

7.04. Alterations, Additions and Improvements. Tenant shall not make any structural alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld and which consent shall not be withheld for any such structural alterations, additions or improvements which cost in the aggregate no more than $50,000 in any given lease year. Consent for non-structural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant may erect or install trade fixtures, shelves, bins, machinery, heating, ventilating and air conditioning equipment and, provided that Tenant complies with all applicable governmental laws, ordinances, codes, and regulations. At the expiration or termination of this Lease, Tenant shall, subject to the restrictions of Section 7.05 below, have the right to remove items installed by Tenant, provided Tenant is not in default at the time of the removal of the items, repair in a good and workmanlike manner any damage caused by the installation or removal. Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the Demised Premises and shall not permit any mechanic's or materialman's lien to be filed against the Demised Premises or the Property. Upon request by Landlord, Tenant shall delivery to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any alterations, additions or improvements.

7.05. Condition upon Termination. Upon the expiration or termination of this Lease, Tenant shall surrender the Demised Premises to Landlord broom clean and as good a same condition as received, except for ordinary wear and tear which Tenant is not otherwise obligated to remedy under any provision of this Lease. Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Eight (Damage or Destruction). In addition, Landlord may require Tenant to remove any structural alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration or termination of this Lease and to restore the Demised Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or termination of this Lease. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: (i) electrical wiring or power panels; (ii) lighting or lighting fixtures; (iii) wall coverings, drapes, blinds or other window coverings; (iv) carpets or other door coverings; (iv) heating, ventilating, or air conditioning equipment; (vi) fencing or security gates; or (vii) any other fixtures, equipment or items which, if removed, would affect the operation or the appearance of the Property.

ARTICLE EIGHT: DAMAGE OR DESTRUCTION

8.01. Notice. If any buildings or other improvements situated on the Property are damaged or destroyed by fire, flood, windstorm, tornado or other casualty, Tenant shall immediately give written notice of the damage or destruction to Landlord.

8.02. Partial Damage. If the building or other improvements situated on the Demised Premises are damaged by fire, tornado, or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within one hundred eighty (180) days from the date Landlord receives written notification by Tenant of the occurrence of the damage, this Lease shall not terminate, but Landlord shall, to the extent of insurance proceeds available for such rebuilding and restoration, proceed with reasonable diligence to rebuild or repair the building and other improvements on the Demised Premises (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Demised Premises) to substantially the condition in which they existed prior to the damage. If the casualty occurs during the final eighteen
(18) months of the Lease Term, Landlord shall not be required to rebuild or repair the damage unless Tenant exercises Tenant's renewal option (if any) within fifteen (15) days after the date of receipt by Landlord of the notification of the occurrence of the damage. If Tenant does not exercise its renewal option, or if there is no remaining renewal option, Landlord may, at Landlord's option, terminate this Lease by promptly delivering a written termination notice to Tenant, in which event the Rent shall be abated for the unexpired portion of the Lease Term, effective from the date of receipt by Landlord of the written notification of the damage. To the extent the Demised Premises cannot be occupied (in whole or in part) following the casualty, the Rent payable under this Lease during the period in which the Demised Premises cannot be fully occupied shall be


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8.03. Substantial or Total Destruction of the building or other improvements situated in the Demised Premises are substantially or totally destroyed by fire, tornado, or other casualty, and so damaged that rebuilding or repairs cannot reasonably be completed within one hundred days from the date Landlord receives written notification by Tenant of the occurrence of the damage, either Landlord or Tenant may terminate this Lease by promptly delivering a written termination notice to the other party, in which event the monthly installments of Rent shall be abated for the unexpired portion of the Lease Term, effective from the date of the damage or destruction, if neither party terminates this Lease within thirty (30) days after receipt of written notice from Tenant of the damage or destructions, Landlord shall, to the extent of insurance proceeds available for such rebuilding and restoration, proceed with reasonable diligence to rebuild and repair the building and other improvements except that Tenant shall rebuild and repair Tenant's fixtures and improvements in the Demised Premises). To the extent the Demised Premises cannot be occupied in whole or in part following the casualty, the Rent payable under this Lease during the period in which the Demised Premises cannot be fully occupied shall be adjusted equitably. Notwithstanding the foregoing, if Landlord elects to terminate this Lease pursuant to this SECTION 8.03, Tenant may provide written notice to Landlord within ten (10) business days thereafter of Tenant's election to rebuild the Demised Premises, in which event (i) this Lease shall not terminate, (ii) Landlord shall rebuild the Demised Premises in accordance with SECTION 8.03 as if Landlord had not elected to terminate, and (iv) Rent payable under this Lease during the period in which the Demised Premises cannot be fully occupied shall be adjusted equitably. If the damage or destruction occurs during the last 18 months of the Term or of the first Extension, Tenant may not make the foregoing election unless it first exercises the next renewal option. Tenant may not make such election during the last 18 months of the final Extension.

ARTICLE NINE: CONDEMNATION

If, during the Lease Term or any extension thereof, all or a substantial part of the Demised Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right or eminent domain, or are conveyed to the condemning authority under threat of condemnation, this Lease shall terminate and the monthly installments of Rent shall be abated during the unexpired portion of the Lease Term, effective from the date of the taking. If less than a substantial part of the Demised Premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is conveyed to the condemning authority under threat of condemnation. Landlord shall promptly, at Landlord's expense, restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Demised Premises) situated on the Demised Premises in order to make the same reasonably tenantable and suitable for the use for which the Demised Premises is leased as defined in Section 6.01. The monthly installments of Rent payable under this Lease during the unexpired portion of the Lease Term shall be adjusted equitably. Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceeding. The termination of this Lease shall not affect the rights of the parties to such awards. As used herein, the phrase "less than a substantial part of the Demised Premises" shall mean a part of the Demised Premises that, if taken or after being restored or reconstructed by Landlord, will not prevent Tenant from fully occupying the Demised Premises and conducting its normal business operations therein.

ARTICLE TEN: ASSIGNMENT AND SUBLETTING

Tenant shall not, without the prior written consent of Landlord, not to be unreasonably withheld, assign this Lease or sublet the Demised Premises or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this Lease including the provisions of Section 6.01 pertaining to the use of the Demised Premises. In the event of any assignment or subletting, Cerprobe Corporation shall remain fully liable for the full performance of all Tenant's obligations under this Lease. Tenant shall not assign its rights under this Lease or sublet the Demised Premises without first obtaining a written agreement from the assignee or sublessee whereby the assignee or sublessee agrees to assume the obligations of Tenant under this Lease and to be bound by the terms of this Lease. If an event of default occurs while the Demised Premises is assigned or sublet, Landlord may, at Landlord's option, in addition to any other remedies provided in this Lease or by law, collect directly from the assignee or subtenant all rents becoming due under the terms of the assignment or subletting and apply the rent against any sums due to Landlord under this Lease. No direct collection by Landlord from any assignee or subtenant will release Tenant from Tenant's obligations under this Lease. The following shall be deemed to be reasonable under Paragraph 10 of this Lease hereunder and shall be permitted without the consent of the
Landlord: (i) any merger, consolidation or other combination of Tenant with or into another entity, (ii) a sale, assignment, pledge, transfer, exchange or other disposition in a single transaction or in a series of transactions of the stock of Tenant or any entity which directly or indirectly controls Tenant, or
(iii) any direct or indirect change in control of Tenant, provided, the surviving entity in any merger, consolidation or other combination or the purchase or other transferee of the stock of Tenant shall assume and agree in writing to perform the obligations of Tenant under this Lease as if it were an assignee or sublessee, and (iv) any assignment or sublease of all or any portion of the Demised Premises to an entity which controls, is controlled by or is under common control with Tenant. As used herein, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person or entity whether through the ownership of voting securities, or other interests, by contract or otherwise. Cerprobe Corporation shall remain fully liable for the full performance of all Tenant's obligations under the Lease.

ARTICLE ELEVEN: DEFAULT AND REMEDIES

11.01. Default. Each to the following events is an event of default under this Lease:

     A. Failure of Tenant to pay any installment of the Rent on the day that it is due or any other sum payable to Landlord under this Lease on the date that it is due and the continuance of such failure for a period of five (5) days after Landlord delivers written notice of the failure to Tenant. This clause shall not be construed to permit or allow a delay in paying Rent beyond the due date and shall not affect Landlord's right to impose a Late Charge as permitted in Section 3.03.

     B. Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of Rent or other sum of money, and the continuance of that failure for a period of thirty (30) days after Landlord delivers written notice of the failure to Tenant: provided, if the nature of the default is such that it cannot reasonably be cured within such thirty (30) day period, then so long as Tenant has commenced the cure within such thirty
(30) day period and is diligently pursuing the same, the cure period shall be extended for such additional time as is reasonably necessary to complete the cure, up to, but not exceeding, an additional thirty (30) days after the end of the initial thirty (30) day cure period.

     C. Failure of Tenant or any guarantor of Tenant's obligations under this Lease to pay its debts as they become due or an admission in writing of inability to pay its debts, or the making of a general assignment for the benefit of creditors;

     D. The commencement by Tenant or any guarantor of Tenant's obligations under this Lease of any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property.

     E. The commencement of any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations under this Lease seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and Tenant or any guarantor: (i) fails to obtain a dismissal of such case, proceeding, or other action within sixty (60) days of its commencement; or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter; or (iii) is the subject of an order of relief which is not fully stayed within seven (7) business days after the entry thereof; and

11.02.  REMEDIES. Upon the occurrence of any of the events of default listed in
Section 11.01, Landlord shall have the option to pursue any one or more of the following remedies without any prior notice or demand.

    A. Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord. If Tenant fails to so surrender the Demised Premises, Landlord may, without prejudice to any other remedy contained herein which it may have for possession of the Demised Premises or Rent in arrears, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of the termination, whether through inability to re-let the Demised Premises on satisfactory terms or otherwise.

    B. Enter upon and take possession of the Demised Premises, by force if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages, and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof. Landlord may re-let the Demised Premises and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such re-letting. In determining the amount of the deficiency, the professional service fees, attorneys' fees, court costs, remodeling expenses and other costs of re-letting shall be subtracted from the amount of rent received under the re-letting.

    C. Enter upon the Demised Premises, by force if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of twelve percent (12%) per annum from the date expended until paid. Unless caused by the gross negligence or willful misconduct of Landlord, Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

    E. In addition to the foregoing remedies, Landlord shall have the right to change or modify the locks on the Demised Premises in the event Tenant fails to pay the monthly installment of Rent when due. Landlord shall not be obligated to provide another key to Tenant or allow Tenant to regain entry to the Demises Premises unless and until Tenant pays Landlord all Rent which is delinquent. Tenant agrees that Landlord shall not be liable for any damages resulting to the Tenant from the lockout. At such time that Landlord changes or modifies the lock, Landlord shall post a "Notice of Change of Locks" on the front of the Demises Premises. Such Notice shall state that:

    (1) Tenant's monthly installment of Rent is delinquent, and therefore, under authority of Section 11.02.E of Tenant's Lease, the Landlord has exercised its contractual right to change or modify Tenant's door locks;

    (2) The Notice has been posted on the Tenant's front door by a representative of Landlord and Tenant should make arrangements with the representative to pay the delinquent installments of Rent when Tenant picks up the key; and

    (3) The failure of Tenant to comply with the provisions of the Lease and the Notice and/or tampering with or changing the door lock(s) by Tenant may subject Tenant to legal liability.

    F. No re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election to terminate this Lease, unless a written notice of that intention is given to Tenant. Notwithstanding any such re-letting or re-entry or taking possession, Landlord may, at any time thereafter, elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedies provided by law, nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any monthly installment of Rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease. Failure of Landlord to declare any default immediately upon its occurrence, or failure to enforce one or more of Landlord's remedies, or forbearance by Landlord to enforce one or more of Landlord's remedies upon an event of default shall not be deemed or construed to constitute a waiver of default or waiver of any violation or breach of the terms of this Lease. Pursuit of any one of the above remedies shall not preclude pursuit by Landlord of any of the other remedies provided in this Lease. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any re-letting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. If Landlord terminates this Lease at any time for any default, in addition to other Landlord's remedies, Landlord may recover from Tenant all damages Landlord may incur by reason of the default, including the cost of recovering the Demised Premises and the Rent then remaining unpaid.

11.03. NOTICE OF DEFAULT. Tenant shall give written notice of any failure by Landlord to perform any of Landlord's obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Demised Premises whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgage or beneficiary) fails to cure the nonperformance within thirty (30) days after receipt of Tenant's notice. However, if the nonperformance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if the cure is commenced within the 30-day period and is thereunder diligently pursued to completion.

11.04. LIMITATION OF LANDLORD'S LIABILITY. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Demised Premises or the leasehold estate under a ground lease of the Demised Premises at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this lease accruing on or after the date of transfer, and Tenant agrees to recognize the transferee as Landlord under this Lease subject to Article 10 hereof. However, each Landlord shall deliver to its transferee the Security Deposit held by Landlord if such Security Deposit has not then been applied under the terms of this Lease.

ARTICLE TWELVE: LANDLORD'S CONTRACTUAL LIEN

In addition to the statutory Landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all Rent and other sums of money becoming due under this Lease from Tenant, upon all inventory, goods, wares, equipment, fixtures, furniture and all other personal property of Tenant situated in or upon the Demised Premises, together with the proceeds from the sale or lease thereof. Tenant may not remove such property without the consent of Landlord until all Rent in arrears and other sums of money then due to Landlord under this Lease have first been paid and discharged. Upon the occurrence of an event of default, Landlord may, in addition to any other remedies provided in this Lease or by law, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the Demised Premises without liability for trespass or conversion, and sell the property at public or private sale, with or without having the property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of the sale shall be deemed sufficient if given in the manner prescribed in this Lease at least ten (10) days before the time of the sale. Any public sale made under this Article shall be deemed to have been conducted in a commercially reasonable manner if held on the Demised Premises or where the property is located, after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county where the Demised Premises is located for five (5) consecutive days before the date of the sale. Landlord or its assigns may purchase at a public sale and, unless prohibited by law, at a private sale. The proceeds from any disposition dealt with in this Article, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall promptly pay any deficiencies. The statutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto. Provided Tenant is not in default under any of the terms of this Lease, upon written request by Tenant Landlord shall deliver a written subordination of Landlord's statutory and contractual liens to any liens and security interests securing any financing of Tenant. Landlord shall not unreasonably withhold or delay the delivery of Landlord's written subordination.

ARTICLE THIRTEEN: PROTECTION OF LENDERS

13.01. SUBORDINATION AND ATTORNMENT. Landlord shall have the right to subordinate this Lease to any existing future ground Lease, deed of trust or mortgage encumbering the Demised Premises (a "mortgage"), and advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Landlord's right to obtain such a subordination is subject to Landlord's providing Tenant with a written Subordination, Non-disturbance and Attornment Agreement from the ground lessor, beneficiary or mortgagee wherein Tenant's right to peaceable possession of the Demised Premises during the Lease Term shall not be disturbed if Tenant pays the Rent and performs all of Tenant's obligations under this Lease and is not otherwise in default, in which case Tenant shall attorn to the transferee of or successor to Landlord's interest in the Demised Premises and recognize the transferee or successor as Landlord under this Lease, and further providing that such lessor, beneficiary or mortgagee shall at all times recognize Tenant's rights under this Lease, including making insurance and condemnation proceeds available to Landlord and/or Tenant for reconstruction or repair of the Demised Premises after a casualty or condemnation so long as this Lease is not terminated by Landlord or Tenant as provided in Articles 8 or 9 hereof. If any ground lessor, beneficiary or mortgagee elects to have this Lease superior to the lien of its ground lease, deed of trust or mortgage and gives Tenant written notice thereof, this Lease shall be deemed superior to the ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of the ground lease, deed of trust or mortgage or the date of recording thereof, and further providing that such lessor, beneficiary or mortgagee shall at all times recognize Tenant's rights under this Lease, including making insurance and condemnation proceeds available to Landlord and/or Tenant for reconstruction or repair of the Demised Premises after a casualty or condemnation so long as this Lease is not terminated by Landlord or Tenant as provided in Articles 8 or 9 hereof.

13.02. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any reasonable instruments or documents necessary or appropriate to evidence any attornment or subordination or any agreement to attorn or subordinate.

13.03. ESTOPPEL CERTIFICATES.

     A. Upon Landlord's written request, Tenant shall execute and deliver to Landlord a written statement certifying (to the extent accurate) (1) whether Tenant is an assignee or subtenant; (2) the expiration date of the Lease; (3) the number of renewal options under the lease and the total period of time covered by the renewal option(s); (4) that none of the terms or provisions of the Lease have been changed since the original execution of the Lease, except as shown on attached amendments or modifications; (5) that no default by Landlord exists under the terms of the Lease (or if Landlord is claimed to be in default, stating why); (6) that the Tenant has no claim against the landlord under the Lease and has no defense or right of offset against collection of rent or other charges accruing under the Lease; (7) the amount and date of the last payment of Rent; (8) the amount of any security deposits and other deposits, if any; and
(9) the identity and address of any guarantor of the lease. Tenant shall deliver the statement to Landlord within ten (10) days after Landlord's request. Landlord may forward any such statement to any prospective purchaser or lender of the Demised Premises. The purchaser or lender may rely conclusively upon the statement as true and correct.

     B. If Tenant does not deliver the written statement to Landlord within the twenty (20) day period, Landlord, and any prospective purchaser or lender, may conclusively presume and rely upon the following facts: (1) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (2) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (3) that not more than one monthly installment of Base Rent and other charges have been paid in advance; (4) there are no claims against Landlord nor any defenses or rights of offset against collection of Rent or other charges; and (5) that Landlord is not in default under this Lease. In such event, Tenant shall be estopped from denying the truth of the presumed facts.

13.04. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord and no more frequently than once every twelve months, Tenant shall deliver to Landlord financial statements as are reasonably required by Landlord in Tenant's possession to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by the lender to facilitate the financing or refinancing of the Demised Premises. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE FOURTEEN: ENVIRONMENTAL REPRESENTATIONS AND INDEMNITY

14.01. TENANT'S COMPLIANCE WITH ENVIRONMENTAL LAWS. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of Federal, State, county and municipal authorities pertaining to Tenant's use of the Property and with the recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable Federal, State and local laws, regulations or ordinances pertaining to air and water quality. Hazardous Materials (as defined in Section 14.05), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and with any direction of any public officer or officers, pursuant to law, which impose any duty upon Landlord or Tenant with respect to the use or occupancy of the Property.

14.02. TENANT'S INDEMNIFICATION. If the presence of Hazardous Materials on the Property caused or permitted by Tenant results in contamination of the Property or any other property, or if contamination of the Property or any other property by Hazardous Materials otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Property, damages for the loss or restriction on use of rentable or unusable space or of any amenity or appurtenance of the Property, damages arising from any adverse impact on marketing of building space or land area, sums paid in settlement of claims, reasonable attorneys' fees, court costs, consultant fees and expert fees) which arise during or after the Lease Term as a result of the contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial work, removal or restoration work required by any Federal, State or local government agency because of Hazardous Materials present in the soil or ground water on or under the Property. Without limiting the foregoing, if the presence of any Hazardous Materials on the Property (or any other property) caused or permitted by Tenant results in any contamination of the Property, Tenant shall promptly take all actions at Tenant's sole expense as are necessary to return the Property to the condition existing prior to the introduction of any such Hazardous Materials, provided that Landlord's approval of such actions is first obtained. The foregoing indemnity shall survive the expiration or termination of this Lease.

14.05. DEFINITION. For purposes of this Lease, the term "Hazardous Materials" means any one or more pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent or oil as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Clean Water Act, as amended, or any other Federal, State or local environmental law, regulation, ordinance, or rule, whether existing as of the date of this Lease or subsequently enacted.

14.06. SURVIVAL. The representations and indemnities contained in this Article 14 shall survive the expiration or termination of this Lease.

ARTICLE SIXTEEN: MISCELLANEOUS

16.01. Disclosure. Landlord and Tenant understand that a real estate broker is qualified to advise on matters concerning real estate and is not expert in matters of law, tax, financing, surveying, hazardous materials, engineering, construction, safety, zoning, land planning, architecture or the ADA. The Brokers hereby advise Tenant to seek expert assistance on such matters. Brokers do not investigate a property's compliance with building codes, governmental ordinances, statutes and laws that relate to the use or condition of a property and its construction, or that relate to its acquisition. If Brokers provide names of consultants or sources for advice or assistance, Tenant acknowledges that the Brokers do not warrant the services of the advisors or their products and cannot warrant the suitability of property to be acquired or leased. Furthermore, the Brokers do not warrant that the Landlord will disclose any or all property defects, although the Brokers will disclose to Tenant any actual knowledge possessed by Brokers regarding defects of the Demised Premises and the Property. In this regard, Tenant agrees to make all necessary and appropriate inquiries and to use diligence in investigating the Demised Premises and the Property before consummating this Lease. Landlord and Tenant hereby agree to indemnify, defend, and hold the Brokers harmless of and from any and all liabilities, claims, debts, damages, costs, or expenses, including but not limited to reasonable attorneys' fees and court costs, related to or arising out of or in any way connected to representations concerning matters properly the subject of advice by experts. In addition, to the extent permitted by applicable law, the Brokers' liability for errors or omissions, negligence, or otherwise, is limited to the return of the Fee, if any, paid to the Brokers pursuant to this Lease.

16.02 FORCE MAJEURE. If performance by Landlord or Tenant of any term, condition, or covenant in this Lease or prevented by any Act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot or any other cause not within the control of Landlord or Tenant, the period for performance of the term, condition or covenant shall be extended for a period equal to the period Landlord or Tenant is so delayed or prevented.

16.03 INTERPRETATION. The captions of the Articles of Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Tenant shall be responsible for the conduct, acts and omissions of Tenant's agents, employees, customers, contractors, invitees, agents, successors or others using the Demised Premises with Tenant's expressed or implied permission. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular, and the masculine, feminine and neuter genders shall each include the other.

16.04 WAIVERS. All waivers to provisions of this Lease must be in writing and signed by the waiving party. Landlord's delay or failure to enforce any provisions of this Lease or its acceptance of late installments of Rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate, cash, or endorse the check without being bound to the conditions of any such statement.

16.05 SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease is invalid or unenforceable shall not cancel or invalidate the remainder of that provision or this Lease, which shall remain in full force and effect.

16.06 JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

16.07 AMENDMENTS OR MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Demised Premises and no other agreements are effective unless made a part of this Lease. All amendments to this Lease must be in writing and signed by all parties. Any other attempted amendments shall be void.

16.08 NOTICES. All notices and other communications required or permitted under this Lease must be in writing and shall be deemed delivered, whether actually received or not, on the earlier of: (i) actual receipt if delivered in person or by messenger with evidence of delivery; or (ii) receipt of an electronic facsimile transmission ("Fax") with confirmation of delivery; or
(iii) upon deposit in the United States Mail as required below. Notices may be transmitted by Fax to the Fax telephone numbers specified in Article One on the first page of this Lease, if any. Notices delivered by mail must be deposited in the U.S. Postal Service, first class postage prepaid, and properly addressed to the intended recipient as set forth in Article One. After possession of the Demised Premises by Tenant, Tenants's address for notice purposes will be the address of the Demised Premises unless Tenant notifies Landlord in writing of a different address to be used for that purpose. Any party may change its address for notice by delivering written notice of its new address to all other parties in the manner set forth above.

16.09 ATTORNEYS' FEES. If on account of any breach or default by any party to this Lease in its obligations to any other party to this Lease becomes necessary for a party to employ an attorney to enforce or defend any of its rights or remedies under this Lease, the non-prevailing party agrees to pay the prevailing party its reasonable attorneys' fees and court costs, if any, whether or not suit is instituted in connection with the enforcement or defense.

16.10 VENUE. All obligations under this Lease shall be performed and payable in the county in which the Property is located. The laws of the State of Texas shall govern this Lease.

16.11 SURVIVAL. All obligations of any party to this Lease which are not fulfilled at the expiration or the termination of this Lease shall survive such expiration or termination as continuing obligations of the party.

16.12 BINDING EFFECT. This Lease shall inure to the benefit of, and be binding upon, each of the parties to this Lease and their respective heirs, representatives, successors and assigns. However, Landlord shall not have any obligation to Tenant's successors or assigns unless the rights or interests of the successors or assigns are acquired in accordance with the terms of this Lease.

16.13 CONSULT AN ATTORNEY. THIS LEASE IS AN ENFORCEABLE, LEGALLY BINDING AGREEMENT. READ IT CAREFULLY. The brokers involved in the negotiation of this Lease cannot give you legal advice. The parties to this Lease acknowledge that they have been advised by the Brokers to have this Lease reviewed by competent legal counsel of their choice before signing this Lease. By executing this Lease, Landlord and Tenant each agree to the provisions, terms, covenants and conditions contained in this Lease.

                    ARTICLE SEVENTEEN: ADDITIONAL PROVISIONS

5.03 Liability Insurance. During the Lease Term, Tenant shall maintain at Tenant's expense, comprehensive general liability insurance (including personal injury, liability, premises, operation, property damage, independent contractors and broad form contractual in support of the indemnification's of Landlord by Tenant under this Lease business interruption insurance, contractual liability insurance, worker's compensation and employer's liability insurance and comprehensive catastrophic liability, all maintained with companies, on forms and in such amounts as Landlord may, from time to time, reasonably require and endorsed to include Landlord as an additional insured, with the premiums being fully paid on or before the due dates, insuring Landlord against liability arising out of the ownership, use, occupancy, or maintenance of the Demised Premises. The initial amounts of the insurance must be at least $1,000,000 for each Occurrence, $2,000,000 General Aggregate per policy year, $100,000 Property Damage for the Demised Premises, and $10,000 Medical Expense; plus a $5,000,000 commercial general liability umbrella; and shall be subject to periodic increases based upon economic factors as Landlord may determine, in Landlords discretion, exercised in good faith. However, the amounts of the insurance shall not limit Tenant's liability nor relieve Tenant of any obligations under this Lease. The policies must contain cross-liability endorsements, if applicable, and must insure Tenant's performance of the indemnity provisions of Section
5.04. The policies must contain a provision which prohibits cancellation or modification of the policy except upon thirty (30) days' prior written notice to Landlord. Tenant shall deliver a copy of the policy or certificate (or a renewal) to Landlord prior to the Commencement Date and prior to the expiration of the policy during the Lease Term. If Tenant fails to maintain the policy, Landlord may elect to maintain the insurance at Tenant's expense, which Tenant shall reimburse to Landlord upon demand. Tenant may, at Tenant's expense maintain other liability insurance at Tenant deems necessary.


The rental rate shall increase at 2% as follows:

360,528.00     ($30,044.00 per month)   Commencement Date - 9/30/01
367,738.56     ($30.644.88 per month)   10/1/01 - 9/30/02
375,093.36     ($31,257.78 per month)   10/1/02 - 9/30/03
382,595.20     ($31,882.93 per month)   10/1/03 - 9/30/04
390,247.10     ($32,520.59 per month)   10/1/04 - 9/30/05
398,052.00     ($33,171.00 per month)   10/1/05 - 9/30/06
406,013.00     ($33,834.42 per month)   10/1/06 - 9/30/07
414,133.32     ($34,511.11 per month)   10/1/07 - 9/30/08
422,416.01     ($35,201.33 per month)   10/1/08 - 9/30/09
430,864.33     ($35,905.36 per month)   10/1/09 - 9/30/10
430,864.33     ($35,905.36 per month)   10/1/10 - 9/30/11
430,864.33     ($35,905.36 per month)   10/1/11 - 9/30/12

Total:    4,809,409



LANDLORD

SJS Sanden, L.P., By: SJS Sanden GP LLC
-----------------------------------------

By [Signature]:    /s/ David S.P. Steiner
                   ----------------------

Name:              David S.P. Steiner
Title:             Vice President
Date of Execution: 9/12/00





TENANT

Cerprobe
-----------------------------------------

By [Signature]:    /s/ Paul R. Tullis
                   ----------------------

Name:              Paul Tullis
Title:             Vice President Facilities
Date of Execution:
                   ----------------------



PRINCIPAL BROKER


-----------------------------------------

By [Signature]:
                   ----------------------

Name:              Broker
       ----------------------------------

Title:
       ----------------------------------


COOPERATING BROKER


-----------------------------------------

By [Signature]:
                   ----------------------

Name:              Broker
       ----------------------------------

Title:
       ----------------------------------

Copyright Notice: This form is provided for the use of members of the North Texas Commercial Association of Realtors, Inc. Permission is hereby granted to make limited copies of this form for use in a particular Texas real estate transaction. Contact the NTCAR office to confirm that you are using the current version of this form.

               NORTH TEXAS COMMERCIAL ASSOCIATION OF REALTORS(R)

                              ADDENDUM B TO LEASE

                                RENEWAL OPTIONS

DEMISED PREMISES/ADDRESS: 10365 Sanden Drive, Dallas, Dallas County, Texas

A. OPTION TO EXTEND TERM. Landlord grants to Tenant two (2) option(s) (the "Option") to extend the Lease Term for an additional term of sixty (60) months each (the "Extension"), on the same terms, conditions and covenants set forth in this Lease, except as provided below. Each Option may be exercised only by written notice delivered to the Landlord no earlier than one hundred eighty
(180) days before, and no later than         (        ) days before, the
expiration of the Lease Term or the preceding Extension of the Lease Term, whichever is applicable. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option may only be exercised by Tenant on the express condition that, at the time of the exercise, Tenant is not in default under any of the provisions of this Lease. The foregoing Options are personal to Tenant and may not be exercised by an assignee or subtenant without Landlord's written consent.

B. CALCULATION OF RENT. The Base Rent during the Extension(s) shall be determined by one of the following methods [check one]:

[ ] 1. Consumer Price Index Adjustment. The monthly Base Rent during the Extension shall be determined by multiplying the monthly installment of Base Rent during the last month of the Lease Term by a fraction determined as follows:
        a. The numerator shall be the Latest Index which means either [check one]:
           [ ] (1) the Index published for the nearest calendar month preceding the first day of the Extension, or
           [ ] (2) the Index for the month of         preceding the Extension.
        b. The denominator shall be the Initial Index which means either [check one]:
           [ ] (1) the Index published for the nearest calendar month preceding the Commencement Date, or
           [ ] (2) the Index for the month of         preceding the
               Commencement Date.
[If no blanks are filled in above, the choice (1) including the phrase, "the nearest calendar month preceding," shall apply.]
        c. The Index means the Consumer Price Index (CPI) for All Urban Consumers (All Items) U.S. City Average (unless this box is checked [ ] in which case the CPI for the Dallas/Fort Worth Consolidated Metropolitan Statistical Area shall be used) published by the U.S. Department of Labor, Bureau of Labor Statistics (Base Index of 1982-84=100). If the Index is discontinued or revised, the new index or computation which replaces the Index shall be used in order to obtain substantially the same result as would have been obtained if it had not been discontinued or revised. If such computation would reduce the Rent for the particular Extension, it shall be disregarded, and the Rent during the immediately preceding period shall apply instead.

[ ] 2. FAIR MARKET RENTAL VALUE. The Base Rent during the Extension shall be the Fair market Rental determined as follows:

       a. The "Fair Market Rental" of the Demised Premises means the price that a ready and willing tenant would pay as of the commencement of the Extension as monthly rent to a ready and willing landlord of demised premises comparable to the Demised Premises if the property were exposed for lease on the open market for a reasonable period of time, and taking into account the term of the Extension, the amount of improvements made by Tenant as its expense, the creditworthiness of the Tenant, and all of the purposes for which the property may be used and not just the use proposed to be made of the Demised Premises by Tenant. Upon proper written notice by Tenant to Landlord of Tenant's election to exercise the renewal Option, Landlord shall within fifteen (15) days thereafter notify Tenant in writing of Landlord's proposed Fair Market Rental amount and Tenant shall thereupon notify Landlord of Tenant's acceptance or rejection of Landlord's proposed amount. Failure of Tenant to reject Landlord's Fair Market Rental amount within fifteen (15) days after receipt of Landlord's notice shall be deemed Tenant's acceptance of Landlord's proposed Fair Market Rental amount.

       b. If Landlord and Tenant have not been able to agree on the Fair Market Rental amount prior to the date the option is required to be exercised, the rent for the Extension shall be determined as follows: Within thirty (30) days following the exercise of the option, Landlord and Tenant shall endeavor in good faith to agree upon a single Appraiser (defined below). If Landlord and Tenant are unable to agree upon a single Appraiser within the thirty day period, each shall then appoint one Appraiser by written notice to the other, given within ten (10) days after the thirty day period. Within ten (10) days after the two Appraisers are appointed, the two Appraisers shall appoint a third Appraiser. If either Landlord or Tenant fails to appoint its Appraiser within the prescribed time period the single Appraiser appointed shall determine the Fair Market Rental amount of the Demised Premises. Each party shall bear the cost of the appraiser appointed by it and the parties shall share equally the cost of the third appraiser. The term "Appraiser" means a State Certified Real Estate Appraiser licensed by the State of Texas to value commercial property.

       c. The Fair Market Rental Value of the Demised Premises shall be the average of two of the three appraisals which are closest in amount as described below, and the third appraisal shall be disregarded. In no event shall the Rent be reduced by reason of such computation. If the Fair Market Rental is not determined prior to the commencement of the Extension, then Tenant shall continue to pay to Landlord the Rent applicable to the Demised Premises immediately prior to the Extension until the Fair Market Rental amount is determined, and when it is determined, Tenant shall pay to Landlord within ten
(10) days after receipt of such notice the difference between the Rent actually paid by Tenant to Landlord and the new Rent determined under this Lease.

[X] C. FIXED RENTAL ADJUSTMENTS. The monthly Base Rent shall be increased beginning on the following dates to these amounts:

  Date: 10/1/12 - 9/30/17 Amount:    Fair market value with 2% annual increases
  Date: 10/1/17 - 9/30/22 Amount:    Fair market value with 2% annual increases
  Date:                   Amount:    __________________________________________
  Date:                   Amount:    __________________________________________

                            FIRST AMENDMENT OF LEASE

          This First Amendment of Lease ("First Amendment") is entered into the 12 day of September, 2000 (the "Effective Date"), by and between SJS Sanden, L.P. ("Landlord") and Cerprobe Corporation, a Delaware corporation ("Tenant").

         WHEREAS, on the date hereof, Landlord and Tenant entered into a Commercial Lease Agreement (the "Lease") for the property commonly known as 10365 Sanden Drive, Dallas, Texas, and more particularly described in the Lease (the "Property");

         WHEREAS, Landlord and Tenant desire to amend the Lease;

         WHEREAS, all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Lease;

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the terms, conditions and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Commencement Date of the Lease shall be the Effective Date. The first lease year of the Lease Term shall commence on the Commencement Date and shall expire on September 30, 2001. Tenant shall pay to Landlord on the date hereof Base Rent for the period commencing on the Effective Date and continuing through September 30, 2000 in an amount equal to $19,027.87.All Base Rent becoming due and payable on and after October 1, 2000 shall be as set forth in the Lease.

         2. Except as modified by this First Amendment, the Lease shall remain unchanged and in full force and effect.

         3. To facilitate execution, this First Amendment may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement. Telecopies of counterparts shall have the same valid and binding effect as originals.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective as of the date first written above.

                                   TENANT:

                                   Cerprobe Corporation, a Delaware corporation

                                   By:    /s/ Paul R. Tullis
                                          ---------------------------
                                   Name:      Paul R. Tullis
                                          ---------------------------
                                   Title:     VP Worldwide Facilities
                                          ---------------------------



                                   LANDLORD:


                                   SJS Sanden L.P., a Texas limited partnership

                                   By: SJS Sanden GP LLC,
                                   a Texas limited liability company,
                                   General Partner

                                   By:    /s/ David S.P. Steiner
                                          ---------------------------
                                   Name:      David S.P. Steiner
                                          ---------------------------
                                   Title:     Vice President
                                          ---------------------------

                                                                      FILE STAMP


After recording return to:
GENERAL ELECTRIC CAPITAL                        AFTER RECORDING
BUSINESS ASSET FUNDING CORPORATION              PLEASE RETURN TO:
Real Estate Department                          ALLEGIANCE TITLE COMPANY
10900 N.E. 4th St., Suite 500                   2100 McKINNEY AVENUE, SUITE 1200
Bellevue, WA 98004                              DALLAS, TEXAS 75201
Loan No. 001-2137-001

                                [RECEIPT STAMP]

                   SUBORDINATION, NONDISTURBANCE, ATTORNMENT
                         AND LESSEE ESTOPPEL AGREEMENT



         THIS AGREEMENT is entered into as of September 12, 2000, by and between CERPROBE CORPORATION, a Delaware corporation ("Lessee"), whose address is 1150
N. Fiesta Blvd., Gilbert, Arizona 85233 and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION ("GE CAPITAL").

                                    RECITALS,

         A. Lessee is the present lessee under a lease dated 9/12, 2000, with SJS SANDEN L.P., a Texas limited partnership (the "Lease"), demising all or a portion of the premises described on Exhibit A (the "Leased Premises ").

         B. Lessee has been advised that the Lease has been or will be assigned to GE CAPITAL as security for a loan with an original principal balance of $2,500,000.00 (the "Loan"), secured by a Deed of Trust or Mortgage (the "Deed of Trust") to be recorded concurrently herewith covering the Leased Premises.

         C. A condition precedent to GE CAPITAL's disbursement of the proceeds of the Loan is that Lessor obtain this Agreement from Lessee in order to confirm certain matters and to subordinate the Lease and Lessee's interest in the Leased Premises to the lien of the Deed of Trust.

         D. It will be of benefit to Lessee if GE CAPITAL disburses the proceeds of the Loan to Lessor.

         Now, therefore, the parties hereto agree as follows:

         1.       Lessee represents and warrants to GE CAPITAL as follows:

                  a. Lessee has accepted possession and is in occupancy of the Leased Premises pursuant to the terms of the Lease, and the Lease is in full force and effect.

                  b. The improvements and space required to be furnished according to the Lease have been completed in all respects, and Lessee hereby waives any and all rights and remedies which Lessee may have against Lessor (including, without limitation, any right to terminate the Lease) as a result of any breach by Lessor of any of its construction related obligations under the Lease.

                  c. Lessor has fulfilled all of its duties of an inducement nature.

                  d. The Lease has not been modified, altered or amended, except for that certain First Amendment to Lease dated September 12, 2000.

                  e. There are no offsets or credits against rentals, nor have rentals been prepaid except as provided by the terms of the Lease or as set forth in the Closing Statement.

                  f. Rental commenced to accrue on Sept. 12, 2000, current monthly rent is $30,044.00, and there is currently no outstanding unpaid rent. The primary term of the Lease commenced on Sept. 12, 2000 and expires on September 30, 2012.

                  g. Lessee has no notice of a prior assignment, hypothecation or pledge of rents on the Lease.

                  h. Lessee has no claims to or interest in the Leased Premises legal or equitable, or any contract or option therefor other than as a Lessee under the Lease. The Lease does not contain and Lessee does not have an outstanding option to purchase the Leased Premises or an outstanding option to extend or renew the term of the Lease except as follows: two (2) sixty (60) month terms.

                  i. To Lessee's knowledge, the existing parking facilities at the Leased Premises satisfy the requirements of the Lease.

                  j. There are no concessions or inducements which have been promised by Lessor or any other party to Lessee other than as set forth in the Lease.

                  k. To Lessee's knowledge, Lessor is not in default of any of its material obligations under the Lease and no events have occurred which, with notice, the passage of time or both, would constitute a material default in any of Lessor's obligations under the Lease.

                  l. Lessee has paid Lessor $30,044.00 as a security or similar type deposit.

         2. Lessee shall promptly provide GE CAPITAL at its Real Estate Department, 10900 N.E. 4th St., Suite 500, Bellevue, WA 98004, with a written notice of any default on the part of the Lessor under the Lease, and Lessee hereby grants to GE CAPITAL the option to cure said default within a reasonable length of time, GE CAPITAL to commence such cure within twenty (20) days of its receipt of said written notice. Lessee further agrees that it shall not invoke any of its rights and remedies under the Lease or any other remedies available to Lessee at law or in equity during any period that GE CAPITAL is proceeding to cure any such default with due diligence, or is taking steps with due diligence to obtain the legal right to enter the Leased Premises and cure any such default within the aforesaid cure periods.

         3. Without the written consent of GE CAPITAL, Lessee shall not (a) materially reduce the rental terms of the Lease; (b) pay the rent or any other sums becoming due under the terms of the Lease more than one month in advance; or (c) agree with Lessor to terminate the Lease.

         4. Should GE CAPITAL advise Lessee that Lessor is in default in the indebtedness to GE CAPITAL and request that payment of all future rentals be made directly to GE CAPITAL, Lessee shall make all future rental payments under the Lease directly to GE CAPITAL until instructed otherwise by GE CAPITAL. Lessee shall not be liable to Lessor for any rental payments actually paid to GE CAPITAL pursuant to this Section 4.

         5. Notwithstanding anything in the Lease or any other document to the contrary, Lessee hereby agrees that the Lease and all right, title and interest of Lessee in, to and under the Lease (including, without limitation, all rights of refusal and purchase options) is now, and shall at all times continue to be, unconditionally subject and subordinate in each and every respect, to the Deed of Trust and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Deed of Trust. Lessee hereby agrees that, for so long as the Deed of Trust is a lien on the Leased Premises, Lessee will not subordinate the estate of Lessee in the Lease to any other mortgages or deeds of trust or any other security instruments.

         6. To the extent that the Lease shall entitle Lessee to notice of any deed of trust, this Agreement shall constitute such notice to Lessee with respect to the Deed of Trust and Lessee hereby waives notice of any and all renewals, modifications, extensions, substitutions, replacements, and/or consolidations of the Deed of Trust.

         7. The terms "holder of any deed of trust/mortgage on the fee title of the building," "fee deed of trust/mortgage," "holder of a deed of trust/mortgage" or any similar terms in the Lease shall be deemed to include GE CAPITAL, its successors and assigns, including anyone who shall have succeeded to Lessor's interest by, through or under foreclosure of the Deed of Trust or deed in lieu of such foreclosure. The terms "deed of trust/mortgage affecting the real property," "deed of trust/mortgage," or any similar terms, shall be deemed to include the Deed of Trust to be recorded concurrently herewith securing the Loan.

         8. This Agreement may be modified only by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon GE CAPITAL, Lessor and Lessee, and their successors and assigns.

         9. This Agreement shall be governed by Texas law applicable to contracts made and to be performed therein (excluding choice-of-law principles). This Agreement may be executed in counterparts for the convenience of the parties.

         10. In the event suit or action is instituted to enforce or interpret this Agreement, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, including, without limitation, attorneys' fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses.

         11. Lessee agrees that upon the request of GE CAPITAL from time to time (but not more than once every 12 months), Lessee shall furnish to GE CAPITAL a copy of Lessee's most-recent balance sheet and profit and loss statement in Lessee's possession.

         12. Lessee warrants, represents, covenants and agrees that it will not use, produce, store, release, dispose of or bring into the Leased Premises any hazardous waste or materials or allow any other entity or person to do so except as incidentally related to the operation and maintenance of the Leased Premises and equipment located therein, to be stored and used in accordance with applicable laws and regulations and used in a prudent manner. As used herein, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) by any federal, state or local statute, regulation, rule or ordinance now or hereafter in effect including, without limitation, petroleum products and by-products, asbestos, polychlorinated biphenyls, chlorinated solvents, and urea formaldehyde. Lessee agrees to indemnify and hold harmless Lessor and GE CAPITAL against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitation, attorneys' fees and disbursements) which may be imposed on, incurred or paid by, or asserted against Lessor and/or GE CAPITAL directly or indirectly arising from or attributable to any misrepresentation or breach of any warranty, covenant or agreement by Lessee under this section. The provisions of this section shall survive expiration or termination of the Lease.

         13. If GE CAPITAL shall become the owner of the Leased Premises, or if the Leased Premises shall be sold by reason of foreclosure or other proceedings brought to enforce the Deed of Trust, or if the Leased Premises shall be transferred by deed in lieu of foreclosure, then (i) the Lease shall continue in full force and effect as a direct lease agreement between Lessee and the then owner of the Leased Premises (including GE CAPITAL or the grantee under any deed given as a result of any foreclosure or in lieu of foreclosure), upon and subject to all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, and
(ii) Lessee shall attorn to GE CAPITAL or any other such owner as its Lessor, said attornment to be effective and self-operative without the execution of any further instruments. From and after GE CAPITAL's or other such owner's succession to the interest of Lessor under the Lease (the "Attornment Date"), Lessee shall have the same remedies against GE CAPITAL or such other owner for the breach of any covenant contained in the Lease that Lessee might have had under the Lease against Lessor, except that neither GE CAPITAL nor any other such owner shall be:

                  a. liable for any act or omission of, or for the performance of any obligation of, any prior lessor (including Lessor) with respect to the period prior to the Attornment Date, including without limitation any obligation to repair, restore or expand any part of the Leased Premises; or

                  b. subject to any offsets or defenses which Lessee might have against any prior lessor (including Lessor); or

                  c. bound by any prepayment of rent or additional rent which Lessee might have paid for more than the current month; or

                  d. bound by any amendment or modification of the Lease or by any waiver or forbearance on the part of any prior lessor (including Lessor) made or given without the written consent of GE CAPITAL or any subsequent holder of the Deed of Trust which consent was required hereunder.

         14. So long as Lessee is not in default (beyond any period given Lessee by the terms of the Lease to cure such default) in the payment of rent or additional rent or in the performance of any part of the material terms, covenants or conditions of the Lease on Lessee's part to be performed, Lessee's possession of the Leased Premises under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, shall not be disturbed, diminished or interfered with by GE CAPITAL and GE CAPITAL shall recognize Lessee's rights under the Lease, including making insurance and condemnation proceeds available to Lessor and Lessee as provided in the Lease for the repair of Lessee's property; otherwise GE CAPITAL shall be entitled to such proceeds as set forth in the Deed of Trust. GE CAPITAL will not join Lessee as a party defendant in any action or proceeding for the purpose of terminating Lessee's interest and estate under the Lease because of any default under the Deed of Trust.

         15. This Agreement may be executed in multiple counterparts, each of which may be taken as an original.

                  IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

         Dated as of the date first above written.

                                  LESSEE:

                                  CERPROBE CORPORATION,
                                  a Delaware corporation

                                  By:   /s/ Paul R. Tullis
                                        ----------------------------------------
                                  Print:    Paul R. Tullis
                                        ----------------------------------------
                                  Its:      Vice President, Worldwide Facilities
                                        ----------------------------------------

                                  LENDER:

                                  GENERAL ELECTRIC CAPITAL BUSINESS
                                  ASSET FUNDING CORPORATION,
                                  a Delaware corporation

                                  By:   /s/ Trish Bars
                                        ----------------------------------------
                                  Print:    Trish Bars
                                        ----------------------------------------
                                  Its:      Real Estate Loan Closer
                                        ----------------------------------------

         Lessor joins in the execution of this document for the purpose of acknowledging and the agreements between Lender and Lessee as set forth herein.

                                   LESSOR:

                                   SJS SANDEN L.P.,
                                   a Texas limited partnership

                                   By: SJS Sanden GP LLC,
                                       a Texas limited liability company,
                                       General Partner

                                       By:   /s/ David S. P. Steiner
                                             -----------------------------------
                                       Print:    David S. P. Steiner
                                             -----------------------------------
                                       Its:      Vice President
                                             -----------------------------------

THE STATE OF Arizona     Section
                         Section
COUNTY OF Maricopa       Section

         This instrument was acknowledged before me on the 12th day of September, 2000, by Paul R. Tullis, as VP Worldwide Facilities of CERPROBE CORPORATION, a Delaware corporation, on behalf of said corporation.


                                 [NOTARY SEAL]

                                 OFFICIAL SEAL
                                 LAURA M. BACK
                        Notary Public - State of Arizona
                                MARICOPA COUNTY
                         My Comm. Expires July 14, 2001



                                        /s/ Laura M. Back
                                        ----------------------------------------
                                        Notary Public in and for the
                                        State of Arizona
                                                 -------

                                        Printed Name of Notary Public:
                                        Laura M. Back
                                        ----------------------------------------

My Commission Expires: July 14, 2001

---------------------

THE STATE OF            Section
STATE OF Texas          Section
                        Section
COUNTY OF Dallas        Section

         This instrument was acknowledged before me on the 12th day of September, 2000, by David S. P. Steiner, Vice President of SJS Sanden GP LLC, a Texas limited liability company, General Partner of SJS Sanden L.P., a Texas limited partnership, on behalf of said limited partnership.


                                 [NOTARY SEAL]

                                   LISA HOLY
                                 NOTARY PUBLIC
                                 STATE OF TEXAS
                            My Comm. Exp. 08-21-2001


                                   /s/ Lisa Holy
                                   ---------------------------------------------
                                   Notary Public in and for the State of Texas


                                   ---------------------------------------------
                                   Printed Name of Notary

My Commission Expires:

--------------------------

STATE OF WASHINGTON        Section
                           Section
COUNTY OF KING             Section


         On this 11th day of September, 2000, before me, a Notary Public in and for the State of Washington, personally appeared Trish Bars, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, on oath stated that she was authorized to execute the instrument, and acknowledged it as the Real Estate Loan Closer of GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION to be the free and voluntary act and deed of said corporation for the uses and purposes mentioned in the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                 [NOTARY SEAL]

                                SUSIE E. REEVES
                              STATE OF WASHINGTON
                                 NOTARY PUBLIC
                         MY COMMISSION EXPIRES 6-18-03


                                   /s/ Susie E. Reeves
                                   ---------------------------------------------
                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at Burien

                                   My appointment expires 6-18-03

                                   EXHIBIT A

                                Leased Premises

                                   EXHIBIT "A"

                                Legal Description

BEING a 3.7569 acre tract of land situated in the A. G. COLLINS SURVEY, ABSTRACT NO. 329, Dallas County, Texas and being all of Lot 2B, Block B/8053, Fleming-Gateway Addition, an addition to the City of Dallas, Texas as; recorded in Volume 94145, Page 1457, Deed Records, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a 5/8" iron rod found for corner in the westerly right-of-way line of Sanden Drive (a 60' R.O.W.) and being the northeast corner of said Lot 2B and also being in the center of a 60 foot wide drainage easement;

THENCE S 00 deg. 17 min. 23 sec. W, along the westerly right-of-way line of said Sanden Drive, a distance of 427.66 feet to a 1/2" iron rod found for corner being the southeast corner of Lot 2B and also being the northeast corner of Lot 2A of said Block B/8053;

THENCE N 89 deg. 42 min. 37 sec. W, along the north line of said Lot 2A, a distance of 486.64 feet to a 5/8" iron rod found for corner and being the southwest corner of said Lot 2B and also being the northwest corner of said Lot 2A;

THENCE N 01 deg. 22 min. 28 sec. E, along the west line of said Lot 2B, a distance of 291.06 feet to a 1/2" iron rod set for corner, being the northwest corner of said Lot 2B and also being in the center of said 60 foot wide drainage easement;

THENCE S 88 deg. 37 min. 32 sec. E, along the north line of said Lot, 2B and along the center of said 60 foot wide drainage easement, a distance of 158.19 feet to a 1/2" iron rod set for corner and being at the beginning of a curve to the left having a central angle of 51 deg. 51 min. 22 sec., a radius of 190.00 feet and a chord which bears N 65 deg. 26 min. 47 sec. E, a distance of 166.15 feet;

THENCE northeasterly, along the center of said 60 foot wide drainage easement and along said curve, a distance of 171.96 feet to a 1/2" iron rod set for corner and being a point of reverse curve having a central angle of 50 deg. 46 min. 17 sec. a radius of 190.00 feet and a chord which bears N 64 deg. 54 min. 14 sec. E, a distance of 162.91

THENCE northeasterly, along the center of said 60 foot wide drainage easement and along said curve, a distance of 168.36 feet to a 1/2" iron rod set for corner at the end of said curve;

THENCE S 89 deg. 42 min. 37 sec. E, continuing along the center of said 60 foot wide drainage easement and the north line of said Lot 2B, a distance of 25.01 feet to the POINT OF BEGINNING and containing 163,657 sq. ft. or 3.7569 acres of land.

                           FAXCOM RECEIVED FAX REPORT

Routing ID    :

Fax line      :  1

Total Pages   :  14

Bad Pages     :  0

Final Status  :  0

TSI           :

Receive Time  :  09/14/2000 08:44

Connect Time  :  216 Seconds

Baud Rate     :  14400 Bps

Fall Back     :  No

Error Detected:  No

[CERPROBE LOGO]
[CERPROBE CORPORATION LETTERHEAD]


                              CERPROBE CORPORATION

                            CERTIFICATE OF SECRETARY

         I, Randal L. Buness, Secretary of Cerprobe Corporation, a Delaware corporation (the "COMPANY"), do hereby certify on behalf of the Company as follows:

         1. The following resolutions are a true, correct and complete copy of all resolutions of the Board of Directors of the Company regarding the sale of the Property (as defined in the resolutions below), as duly adopted on December 3, 1999 at a meeting of the Board of Directors of the Company:

                  RESOLVED, that the Company is authorized to enter into a contract of sale and consummate the sale of that certain real property and improvements situated thereon commonly referred to as 10365 Sanden Drive, Dallas, Texas (the "Property").

                  FURTHER RESOLVED, that the Company is authorized to do and perform, or cause to be done and performed, all acts and things as may be deemed necessary, advisable or appropriate to consummate the sale of the Property and to implement these resolutions.

                  FURTHER RESOLVED, that Paul Tullis or any officer of the Company, are authorized in the name of and on behalf of the Company to do and perform, or cause to be done and performed, all acts and things as such officer shall deem necessary, advisable or appropriate to consummate the transactions contemplated herein and to implement these resolutions.

         2. The above set forth resolutions have not been amended, modified or repealed and are now in full force and effect, and are the only resolutions adopted by said Board of Directors relating to the subject matter thereof.

         In witness whereof, the undersigned has executed this certificate this 28th day of JULY, 2000.

                                        CERPROBE CORPORATION


                                        By:   /s/ Randal L. Buness
                                              --------------------
                                        Name:     Randal L. Buness
                                              --------------------
                                        Title:    CFO & Secretary
                                              --------------------

            AFFIDAVIT AS TO DEBTS AND LIENS AND PARTIES IN POSSESSION

Property Address:                                         GF#:00-ALL-1028386-KAM
10365 Sanden Drive
Dallas, Dallas County, Texas

BEFORE ME, the undersigned authority, on this day, personally appeared the undersigned in his corporate capacity set forth below (hereinafter called AFFIANT) (whether one or more) and each on his oath, deposes and says to the best of his knowledge, as follows:

1. PAUL R. Tullis (Name) VP Worldwide Facilities (Title) of CERPROBE CORPORATION, A DELAWARE CORPORATION (hereinafter called SELLER) is the owner of the following described property, to wit:

                            SEE ATTACHED DESCRIPTION

2. Seller is desirous of selling the above described property and has requested Allegiance Title Company as agent for CHICAGO TITLE INSURANCE COMPANY to issue certain Title Insurance Policies, as appropriate.

3. In connection with the issuance of such policies, Affiant makes the following statements to the best of his knowledge:

         a. That Seller owes no past due Federal or State taxes and that there are no delinquent Federal assessments presently existing against Seller, and that no Federal or State liens have been filed against Seller.

         b. That there are no delinquent State, County, City, School District, Water District, or other governmental agency taxes due or owing against said property and that no tax suit has been filed by any State, County, City, School District, Water District, or other governmental agency for taxes levied against said property.

         c. All improvements have been completed in a workmanlike manner, if any, and all labor and materials used in the construction of such improvements, if any, on the above described property have been paid for that are due and payable and there are now no unpaid labor or material claims against the improvements or repairs that are due and payable, if any, on the property upon which same are situated, and Affiant hereby declares that all sums of money that are due and payable for the erection of improvements, if any, have been fully paid and satisfied and there are no Mechanic's or Materialman's liens against the hereinabove described property.

         d. That no paving assessment or lien has been filed against the hereinabove described property, and Seller owes no paving charges.

         e.       That there are no judgment liens against Seller.

         f. That there are no suits pending against Seller in Federal or State Court.

         g. That Affiant knows of no adverse claim to the hereinabove described property and that so far as Affiant knows there are no encroachments or boundary conflicts except as otherwise disclosed on the survey of the property.

         h. Seller has not heretofore sold, contracted to sell or conveyed any part of said property other than in connection with this sale.

         i. No unpaid debts for electric or plumbing fixtures, water heaters, floor furnaces, air conditioners, radio or television antennae, carpeting, rugs, lawn sprinkling systems, venetian blinds, window shades, draperies, electric appliances, fences, street paving, or any personal property or fixtures that are located on the subject property described above, and that no such items have been purchased on time payment contracts, and there are no security interests on such property secured by financing statements, security agreement or otherwise except the following:

                  Secured Party                       Approximate Amount

                  NONE

         j. No loans or indebtedness of any kind on such property except the following:

                  Creditor                            Approximate Amount

                  NONE

4.       Affiant(s) and/or affiant(s) predecessors in title have not:

                  (i)      entered into any oral or written lease agreements;

                  (ii)     given permission to use, occupy, or enter, or

                  (iii) otherwise granted or suffered any possessory rights of any nature whatsoever which are presently existing as of this date except to agree to enter into a Lease Agreement with Buyer, as landlord and Seller, as tenant immediately upon the closing of the transaction _________________________________________

Further, affiant(s) state(s) that he is familiar with the Property and that there is no person (whether one or more) occupying, using, or claiming the Property or any part thereof, adversely or hostilely, or under any claim or color of title whatever; and further state(s) with respect to the above representation that his knowledge of the Property is such that were such person in such possession, occupation or use, he would most likely have knowledge of it.

5. Affiant recognizes that but for the making of the hereinabove statement of facts relative to the hereinabove described property Allegiance Title Company as agent for CHICAGO TITLE INSURANCE COMPANY would not issue either its OWNER'S or MORTGAGEE'S Title Insurance Policy on said property, and that such statements have been made as a material inducement for the issuance of such policies.

EXECUTED this 7th day of September, 2000

Cerprobe Corporation,
a Delaware corporation

By:        /s/ Paul R. Tullis
    ----------------------------------
    Name:      Paul R. Tullis
    Title:     VP Worldwide Facilities

SUBSCRIBED AND SWORN TO BEFORE ME, the undersigned authority, by the said Paul
R. Tullis (Name) VP Worldwide Facilities (Title) of Cerprobe Corporation, a Delaware corporation, to certify which, witness my hand this 7th day of September, 2000.

                                 [NOTARY SEAL]

                                 OFFICIAL SEAL
                                 LAURA M. BACK
                        Notary Public - State of Arizona
                                MARICOPA COUNTY
                         My Comm. Expires July 14, 2001



                                        /s/ Laura M. Back
                                        ----------------------------------------
                                        Notary Public State of Arizona
                                                      --------------------------
                                        Commission Expires 7-14-01
                                                           ---------------------

                                FIRPTA AFFIDAVIT

         Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by CERPROBE CORPORATION, a Delaware corporation ("Cerprobe"), the undersigned hereby certifies the following on behalf of Cerprobe:

         Cerprobe is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations); and

         Cerprobe's U.S. employer tax identification number is 86-0312814; and

         Cerprobe's office address is 1150 North Fiesta Boulevard, Gilbert, Arizona, 85233.

         Cerprobe understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         The undersigned officer of Cerprobe declares that he has examined this certification and to the best of his knowledge and belief it is true, correct and complete, and he further declares that he has authority to sign this document on behalf of Cerprobe.

         Dated: September 7, 2000.

                                   CERPROBE CORPORATION, a Delaware corporation

                                   By:    /s/ Paul R. Tullis
                                          ---------------------------
                                   Name:      Paul R. Tullis
                                          ---------------------------
                                   Title:     VP Worldwide Facilities
                                          ---------------------------

                 [LATHAM & WATKINS, ATTORNEYS AT LAW LETTERHEAD]

VIA FACSIMILE


TO:       Paul Tullis                        DATE:          September 6, 2000

                                             FILE: NO.:

FROM:     Mary Ruhl                          COPIES TO:     Steve Rossi
                                                            Brett Rosenblatt

SUBJECT:  Bank of America Loan and Security Agreement

         Bank of America does not have a lien on the real property owned by Cerprobe Corporation or its subsidiaries, but it does have liens on "fixtures" on the real property, which we will release in connection with the sale/leaseback of the Dallas, Texas facility. The release will not, however, release the liens on the other assets of Cerprobe Corporation and its subsidiaries. I will ask our paralegal to prepare the form of partial release, and send it to you so that you can send it to your purchaser for approval.

         In addition, for leased premises, Bank of America requires that the landlord sign a Landlord Waiver agreement in the form attached. I would appreciate it if you would fill in the blanks, send this to your purchaser, and obtain the appropriate signatures.

         If you have any questions, please do not hesitate to give me a call. My phone number is 213-891-8182.

             [AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P. LETTERHEAD]




                                September 8, 2000


Allegiance Title Company
2100 McKinney Avenue
Suite 1200
Dallas, Texas 75201
Attention: Kerri A. Majors

         Re: Commitment for Title Insurance (the "Commitment"), GF No. 1028386 - TDC, issued by Allegiance Title Company on behalf of Chicago Title Insurance Company (the "Title Company") relating to the Commercial Contract of Sale dated as of June 6, 2000 (the "Agreement") by and between Assurance Capital, Inc, as assigned to SJS Sanden, L.P. ("Purchaser") and Cerprobe Corporation, a Delaware corporation ("Seller") with respect to the land and improvements situated at 10365 Sanden Drive, Dallas, Texas (the "Property").


                           CLOSING INSTRUCTION LETTER

Dear Kerri:

         This firm represents Seller in connection with the Agreement. This letter shall constitute your instructions from Seller with respect to the closing of the Agreement.

         Terms not defined and appearing herein with initial capital letters shall have the same meaning ascribed to those terms in the Agreement, except to the extent that the meaning of such terms may be specifically modified by the provisions hereof.

A. Closing Documents. You hereby acknowledge that you have received or will receive prior to the Closing the following documents from Seller (the "Seller Documents"):

         1.       Special Warranty Deed (1 original) (the "Deed")

         2.       Bill of Sale (4 originals)

         3.       Non-Foreign Affidavit (4 originals)

         4. Affidavit as to Debts and Liens and Parties in Possession (4 originals)

         5.       First Amendment of Lease executed by Seller (4 originals)

         6.       Letter from Latham & Watkins regarding UCC-3 partial release
                  (1 copy).

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

September 8, 2000
Page 2


         You hereby acknowledge that you have received or will receive prior to the Closing the following documents from Purchaser (the "Purchaser Documents"):

         1. Lease Agreement executed by Seller and Purchaser (4 originals).

         2. First Amendment to Lease executed by Purchaser (4 originals) (please attach the Purchaser's signature page counterparts to the First Amendment to Lease provided by Seller).

         The Seller Documents and the Purchaser Documents and other documents delivered to you by the parties thereto shall be collectively referred to herein as the "Documents". You hereby acknowledge that you have verified that all of the Documents have been duly executed by Seller and Purchaser, where applicable, and acknowledged before a notary public where indicated thereon.

B. Conditions Precedent. The following items must be satisfied before you deliver the Documents to Purchaser:

         1. You shall have determined that all of the requirements set forth in Schedule C of the Commitment have been fully satisfied. You acknowledge that you have received all required Seller consents authorizing this transaction.

         2. You shall be prepared to unconditionally issue one Owner's Policy of Title Insurance covering the Property (the "Policy") to Purchaser in the amount stated in the Commitment, with the express insurance provided in the Commitment, and with all items set forth in Schedule C of the Commitment deleted.

         3. You shall have received from Seller and Purchaser Closing Statements executed by Seller and Purchaser (the "Closing Statements").

         4. You shall have received good funds from Purchaser in an amount sufficient to pay all sums due to third parties under the Closing Statements and all sums due to Purchaser and Seller under the Closing Statements ("Purchaser's Funds"). You shall be unconditionally ready, willing and able to distribute Purchaser's Funds in accordance with the Closing Statements.

         5. You shall have inserted the first month's prorated base rental amount (which shall be provided to you) in the First Amendment to Lease.

         6. You shall have received the verbal authorization of Christopher A. Peckham to deliver (and record if necessary) the Documents in accordance with Paragraphs C and D below.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

September 8, 2000
Page 3


C. Recordation of Documents. After the conditions precedent set forth in Paragraph B above have been fully satisfied, you shall, as soon as possible, date and record the Special Warranty Deed in the Dallas County recording office.

D. Delivery. After the conditions precedent set forth in Paragraph B above have been fully satisfied, you shall date the Documents effective as of the current date thereof and (1) deliver two original Documents and Closing Statements (or copies if necessary) to Purchaser, and (ii) distribute Purchaser's Funds in accordance with the Closing, Statements. You shall promptly deliver to me two original Documents and Closing Statements (or copies if necessary) and a copy of the Policy as soon as it is prepared.

E. Expenses of the Title Company. The Title Company agrees that the Title Company shall have been paid in full for all premiums and related costs necessary to issue the Policy. You also agree to disburse Purchaser's Funds in accordance with the Closing Statements.

F. Acceptance of Escrow. The Title Company's signature below will constitute acknowledgment of the Title Company's agreement to comply with these instructions.

         If you have not received Purchaser's Funds by 5:00 p.m. on September 12, 2000, you are to contact me for further instructions. If you have any questions or comments, please do not hesitate to call me.

                                        Very truly yours,

                                        /s/ Christopher A. Peckham
                                        --------------------------
                                            Christopher A. Peckham
                                            Counsel for Seller

AGREED TO AND ACCEPTED
this 12 day of September, 2000.

ALLEGIANCE TITLE COMPANY


/s/ Kerri A. Majors
-----------------------------------
By: Kerri A. Majors, Escrow Officer

                               SELLER'S STATEMENT

Date: September 12, 2000                                         GF No.: 1028386

Sale From:     Cerprobe Corporation          To: SJS Sanden, L.P., a Texas
               1150 N. Fiesta Blvd.              limited partnership
               Gilbert, AZ 85233                 4810 Cedar Springs
                                                 Suite 200
                                                 Dallas, TX 75219

                                                    WE CERTIFY THIS TO BE A TRUE
                                                      AND CORRECT COPY OF THE
                                                         ORIGINAL INSTRUMENT
                                                      ALLEGIANCE TITLE COMPANY

                                                    BY [Illegible]
                                                      -------------------------

Property: 10365 Sanden Drive, Dallas, TX

Sales Price ........................................................................................ $2,800,000.00
Reimbursements/Credits
Non-Refundable Portion of Earnest Money paid to seller ................................ $   100.00
          TOTAL REIMBURSEMENTS/CREDITS ............................................................. $      100.00
               GROSS AMOUNT DUE to Seller .......................................................... $2,800,100.00

Less: Charges and Deductions
3% Commission to Grubb & Ellis ................................................................ $84,000.00
Fees to Allegiance Title Company .............................................................. $16,420.50
     (4000) Owner Policy Premium
     (Liability amount of $2,800,000.00) .............................................. $15,914.00
     (4100) Escrow Fee ................................................................ $   300.00
     (4300) Recording ................................................................. $    48.00
     (4400) Tax Certificates .......................................................... $    40.00
     (4500) Delivery .................................................................. $   118.50
Survey Fees to Voter Surveying Company ........................................................ $   2,543.88
2000 Tax Proration for Dallas County Taxes ......................From 1/1/2000 to 9/12/2000.... $   5,146.70
2000 Tax Proration for City of Dallas Taxes .....................From 1/1/2000 to 9/12/2000.... $   5,101.94
2000 Tax Proration for Richardson ISD Taxes .....................From 1/1/2000 to 9/12/2000.... $  18,952.14
Security Deposits to Purchaser (Landlord)...................................................... $  30,044.00
Rent Proration ..................................................From 9/12/2000 to 10/1/2000... $  19,027.87
          TOTAL CHARGES AND DEDUCTIONS ............................................................. $  181,237.03
               NET AMOUNT DUE TO SELLER ............................................................ $2,618,862.97
                                                                                                     =============

Seller Understands the Closing or Escrow Agent has assembled this information representing the transaction from the best information available from other sources and cannot guarantee the accuracy thereof. Any real estate agent or lender involved may be furnished a copy of this statement.

Seller understands that tax and insurance prorations and reserves were based on figures for the preceding year or supplied by others or estimates for current year, and in the event of any change for current year, all necessary adjustments must be made between Purchaser and Seller direct.

The undersigned hereby authorizes Allegiance Title Company to make expenditure and disbursements as shown above and approves same for payment. The undersigned also acknowledges receipt of Loan Funds, if applicable, in the amount shown above and a receipt of a copy of this Statement.

Allegiance Title Company            Cerprobe Corporation, a Delaware corporation


By: /s/ Kerri Majors                By: /s/ Paul R. Tullis
   --------------------------          ------------------------
   Kerri Majors                        Name: PAUL R. TULLIS
                                       Title: VP, WORLDWIDE FACILITIES

09/12/00 (8:02 AM)  Compliments of Allegiance Title Company

                                                    WE CERTIFY THIS TO BE A TRUE
                                                       AND CORRECT COPY OF THE
                                                         ORIGINAL INSTRUMENT
                                                      ALLEGIANCE TITLE COMPANY
                                                     BY: /s/ [Illegible]
                             PURCHASER'S STATEMENT      ------------------------

                                                                  GF No.:1028386
Date: September 12, 2000

Sale From:  Cerprobe Corporation                  To: SJS Sanden, L.P., a Texas
            1150 N. Fiesta Blvd.                       limited partnership
            Gilbert, AZ 85233                         4810 Cedar Springs
                                                      Suite 200
                                                      Dallas, TX 75219

Property:   10365 Sanden Drive, Dallas, TX

Purchase Price ......................................................................................... $2,800,000.00

Plus: Charges
Fees to Allegiance Title Company ................................................... $3,200.10
     (4001) Survey Deletion ........................................  $2,387.10
     (4002) Mortgagee Title Policy Premium
     (Liability amount of $2,500,000.00) .............................  $100.00
     (4003) Tax Deletions ............................................   $25.00
     (4100) Escrow Fee ...............................................  $300.00
     (4300) Recording ................................................  $250.00
     (4500) Delivery .................................................  $138.00
Loan Charges ...................................................................... $44,920.16
     1% Origination Fee ............................................ $25,000.00
     Per Diem Interest 9/12/00 to 10/1/00 ($607.64 x 19 days) ...... $11,545.16
     Documentation Fee .............................................    $500.00
     Attorney Fees .................................................  $4,000.00
     First American Tax Service (Tax Service Registration) .........    $275.00
     Phase I ESA Report Fee (GME Consulting Services) ..............  $2,200.00
     Structural Engineering Fee (GME Invoice #1) ...................  $1,400.00
Non-Refundable Portion of Earnest Money paid to seller .............                   $100.00

               Total Charges ............................................................................  $48,220.26

                    Gross Amount Due By Purchaser ....................................................  $2,848,220.26

Less: Credits
2000 Tax Proration for Dallas County Taxes ....... From 1/1/2000 to 9/1/2000 ......  $5,146.70
2000 Tax Proration for City of Dallas Taxes ...... From 1/1/2000 to 9/1/2000 ......  $5,101.94
2000 Tax Proration for Richardson ISD Taxes ...... From 1/1/2000 to 9/1/2000 ...... $18,952.14
Loan from General Electric Capital Business Asset Funding
 Corporation ................................................................... $2,500,000.00
Earnest Money credit applied to Purchase Price less the non-refundable portion of $100.00 to seller ..................................................... $25,000.00
Security Deposits to Purchaser (Landlord) ......................................... $30,044.00
Rent Proration ....................................From 9/12/2000 to 10/1/2000..... $19,027.87

               Total Credits .........................................................................  $2,603,272.65

                    Balance Due By Purchaser .........................................................    $244,947.61
                                                                                                        =============


                          SEE ATTACHED SIGNATURE PAGE

                    Compliments of Allegiance Title Company

09/12/0 (8:32 AM)

GF No.: 1028386                                                           Page 2

Purchaser Understands the Closing or Escrow Agent has assembled this information representing the transaction from the best information available from other sources and cannot guarantee the accuracy thereof. Any real estate agent or lender involved may be furnished a copy of this statement.

Purchaser understands that tax and insurance prorations and reserves were based on figures for the preceding year or supplied by others or estimates for current year, and in the event of any change for current year, all necessary adjustments must be made between Purchaser and Seller direct.

The undersigned hereby authorizes Allegiance Title Company to make expenditure and disbursements as shown above and approves same for payment. The undersigned also acknowledges receipt of Loan Funds, if applicable, in the amount shown above and a receipt of a copy of this Statement.

Allegiance Title Company           SJS Sanden, L.P., a Texas limited partnership


                                   By: SJS Sanden GP LLC, a Texas limited
                                   liability company,
By: /s/ Kerri Majors                   General Partner
   -----------------------
        Kerri Majors               By: /s/ David S.P. Steiner
                                       ----------------------------
                                   Name:   David S.P. Steiner

                                   Title:  Vice President




                    Compliments of Allegiance Title Company

09/12/0 (8:32 AM)

GF #00-ALL-1028386-KAM                          Commitment No 44-903-80-1028386
--------------------------------------------------------------------------------
                                                    Issued: July 24, 2000
                                                    Effective: June 30, 2000

THE FOLLOWING COMMITMENT FOR TITLE INSURANCE IS NOT VALID UNLESS YOUR NAME AND THE POLICY AMOUNT ARE SHOWN IN SCHEDULE A, AND OUR AUTHORIZED REPRESENTATIVE HAS COUNTERSIGNED BELOW.


                         COMMITMENT FOR TITLE INSURANCE


                                   ISSUED BY


                        CHICAGO TITLE INSURANCE COMPANY


     We, Chicago Title Insurance Company, will issue our title insurance policy or policies (the Policy) to You (the proposed insured) upon payment of the premium and other charges due, and compliance with the requirements in Schedule B and Schedule C. Our Policy will be in the form approved by the Texas Department of Insurance at the date of issuance, and will insure your interest in the land described in Schedule A. The estimated premium for our Policy and applicable endorsements is shown on Schedule D. There may be additional charges such as recording fees, and expedited delivery expenses.


     This Commitment ends ninety (90) days from the effective date, unless the Policy is issued sooner, or failure to issue the Policy is our fault. Our liability and obligations to you are under the express terms of this Commitment and end when this Commitment expires.








ALLEGIANCE TITLE COMPANY
2100 MCKINNEY AVENUE, SUITE 1200                 CHICAGO TITLE INSURANCE COMPANY
DALLAS, TEXAS 75201                                      BY:
ATTN: KERRI A. MAJORS
      (214) 954-5443                                        John Rau
                                                                       President

                                [CORPORATE SEAL]

Kerri Majors                                             BY:
---------------------------
   Authorized Signatory
                                                            Thomas J. Adams
                                                                       Secretary
--------------------------------------------------------------------------------
T-7 Commitment for Title Insurance (Rev. 1/93)
Reorder Form 8287

GF# 1028386 - TDC
Commitment No. 44-903-80-1028386          Issued July 24, 2000          8:00 AM

                                   SCHEDULE A
--------------------------------------------------------------------------------
Commitment Effective Date: June 30, 2000

1.   The policy or policies to be issued are:
     (a) Form T-1: OWNER POLICY OF TITLE INSURANCE (Not applicable for improved one-to-four family residential real estate)
     Policy Amount: $2,800,000.00
     Proposed Insured:
     Assurance Capital, Inc.

     (b) Form T-1R: TEXAS RESIDENTIAL OWNER POLICY OF TITLE INSURANCE
                    ONE-TO-FOUR FAMILY RESIDENCES
     Policy Amount:
     Proposed Insured:

     (c) Form T-2: MORTGAGEE POLICY OF TITLE INSURANCE
     Policy Amount:
     Proposed Insured:

     Proposed Borrower:

     (d) Form T-13: MORTGAGEE TITLE POLICY BINDER ON INTERIM CONSTRUCTION LOAN Binder Amount:
     Proposed Insured:

     Proposed Borrower:

     (e) OTHER:
     Policy Amount:
     Proposed Insured:

2.   The interest in the land covered by this Commitment is:
     Fee Simple

3.   Record title to the land on the Effective Date appears to be vested in:
     Cerprobe Corporation, a Delaware corporation

4.   Legal description of land:

                            SEE ATTACHED DESCRIPTION
--------------------------------------------------------------------------------

GF# 1028386
Commitment No. 44-903-80-1028386                                          Page 1


                                  DESCRIPTION


BEING a 3.7569 acre tract of land situated in the A. G. COLLINS SURVEY, ABSTRACT NO. 329, Dallas County, Texas and being all of Lot 2B, Block B/8053, Fleming-Gateway Addition, an addition to the City of Dallas, Texas as recorded in Volume 94145, Page 1467, Deed Records, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a 5/8" iron rod found for corner in the westerly right-of-way line of Sanden Drive (a 60' R.O.W.) and being the northeast corner of said Lot 2B and also being in the center of a 60 foot wide drainage easement;

THENCE S 00 deg. 17 min. 23 sec. W, along the westerly right-of-way line of said Sanden Drive, a distance of 427.66 feet to a 1/2" iron rod found for corner being the southeast corner of Lot 2B and also being the northeast corner of Lot 2A of said Block B/8053;

THENCE N 89 deg. 42 min. 37 sec. W, along the north line of said Lot 2A, a distance of 486.64 feet to a 5/8" iron rod found for corner and being the southwest corner of said Lot 2B and also being the northwest corner of said Lot 2A;

THENCE N 01 deg. 22 min. 28 sec. E, along the west line of said Lot 2B, a distance of 291.06 feet to a 1/2" iron rod set for corner, being the northwest corner of said Lot 2B and also being in the center of said 60 foot wide drainage easement;

THENCE S 88 deg. 37 min. 32 sec. E, along the north line of said Lot 2B and along the center of said 60 foot wide drainage easement, a distance of 158.19 feet to a 1/2" iron rod set for corner and being at the beginning of a curve to the left having a central angle of 51 deg. 51 min. 22 sec., a radius of 190.00 feet and a chord which bears N 65 deg. 26 min. 47 sec. E, a distance of 166.15 feet;

THENCE northeasterly, along the center of said 60 foot wide drainage easement and along said curve, a distance of 171.96 feet to a 1/2" iron rod set for corner and being a point of reverse curve having a central angle of 50 deg. 46 min. 17 sec. a radius of 190.00 feet and a chord which bears N 64 deg. 54 min. 14 sec. E, a distance of 162.91 feet;

THENCE northeasterly, along the center of said 60 foot wide drainage easement and along said curve, a distance of 168.36 feet to a 1/2" iron rod set for corner at the end of said curve;

THENCE S 89 deg. 42 min. 37 sec. E, continuing along the center of said 60 foot wide drainage easement and the north line of said Lot 2B, a distance of 25.01 feet to the POINT OF BEGINNING and containing 163,652 sq. ft. or 3.7569 acres of land.

NOTE: COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE AND/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

     GF# 1028386-TDC
     Commitment No. 44-903-80-1028386

                                   SCHEDULE B
     ===========================================================================

                            EXCEPTIONS FROM COVERAGE

     In addition to the Exclusions and Conditions and Stipulations, your Policy will not cover loss, costs, attorney's fees, and expenses resulting from:

B      1. The following restrictive covenants of record itemized below (We must either insert specific recording data or delete this exception.):

          Volume 94172, Page 6280, Deed Records, Dallas County, Texas, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin.

F      2. Any discrepancies, conflicts, or shortages in area or boundary lines, or any encroachments, or protrusions, or any overlapping of improvements.

H      3. Homestead or community property or survivorship rights, if any, of any spouse of any insured. (Applies to the Owner Policy only.)

J      4. Any titles or rights asserted by anyone, including, but not limited to, persons, the public, corporations, governments or other entities,


          a. to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans, or

          b. to lands beyond the line of the harbor or bulkhead lines as established or changed by any government, or

          c. to filled-in lands, or artificial islands, or

          d. to statutory water rights, including riparian rights, or

          e. to the area extending from the line of mean low tide to the line of vegetation, or the rights of access to that area or easement along and across that area.
             (Applies to the Owner Policy only.)

L      5. Standby fees, taxes and assessments by any taxing authority for the year 2000 and subsequent years; and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership, but not those taxes or assessments for prior years because of an exemption granted to a previous owner of the property under
          Section 11.13, Texas Tax Code, or because of improvements not assessed for a previous tax year.

N      6. The terms and conditions of the documents creating your interest in the land.

O      7. Materials furnished or labor performed in connection with planned construction before signing and delivering the lien document described in Schedule A, if the land is part of the homestead of the owner. (Applies to the Mortgagee Title Policy Binder on Interim Construction Loan only, and may be deleted if satisfactory evidence is furnished to us before binder is issued.)

P      8. Liens and leases that affect the title to the land, but that are subordinate to the lien of the insured mortgage.
================================================================================

GF# 1028386
Commitment No. 44-903-80-1028386                                          Page 1


                             SCHEDULE B (continued)

--------------------------------------------------------------------------------

          (Applies to Mortgage Policy only.)

S     9.  The following matters and all terms of the documents creating or offering evidence of the matters (We must insert matters or delete this exception.):

AI   10.  Rights of tenants in possession, as tenants only,under unrecorded lease agreements.

AJ   11.  All of the oil, gas and other minerals and all other elements not considered a part of the surface estate are excepted hereform, not insured herein nor guaranteed hereunder, all having been reserved in instrument recorded in Volume 94172, Page 6280, Deed Records, Dallas County, Texas.

AK   12.  Thirty foot drainage easement over the North line of subject property, as shown on plat recorded in Volume 94145, Page 1467, Map Records, Dallas County, Texas, and as shown on survey dated June 20, 2000, last revised on July 24, 2000, prepared by Dennis D. Vote, Registered Professional Land Surveyor #4813.

AL   13.  Variable width water, sanitary sewer and telephone easement over the
          East line of subject property, as shown on plat recorded in Volume 94145, Page 1467, Map Records, Dallas County, Texas, and as shown on survey dated June 20, 2000, last revised on July 24, 2000, prepared by Dennis D. Vote, Registered Professional Land Surveyor #4813.







--------------------------------------------------------------------------------

GF# 1028386 - TDC
Commitment No. 44-903-80-1028386

                                   SCHEDULE C

--------------------------------------------------------------------------------

     Your Policy will not cover loss, costs, attorney's fees, and expenses resulting from the following requirements that will appear as Exceptions in Schedule B of the Policy, unless you dispose of these matters to our satisfaction, before the date the Policy is issued:

X    1.   Documents creating your title or interest must be approved by us and must be signed, notarized and filed for record.

Y    2.   Satisfactory evidence must be provided that:

          - no person occupying the land claims any interest in that land against the persons named in paragraph 3 of Schedule A,

          - all standby fees, taxes, assessments and charges against the property have been paid,

          - all improvements or repairs to the property are completed and accepted by the owner, and that all contractors, subcontractors, laborers and suppliers have been fully paid, and that no mechanic's, laborer's or materialmen's liens have attached to the property,

          - there is legal right of access to and from the land,

          - (on a Mortgagee policy only) restrictions have not been and will not be violated that affect the validity and priority of the insured mortgage.

Z    3.   You must pay the seller or borrower the agreed amount for your property or interest.

AA   4.   Any defect, lien or other matter that may affect title to the land or interest insured, that arises or is filed after the effective date of this Commitment.

AM   5.   UCC-1 Financing Statement, filed for record on January 18, 2000, recorded in Volume 2000011, Page 806, Deed of Trust Records, Dallas County, Texas, given by Cerprobe Interconnect Solutions, Inc., as owner/debtor, granting unto Bank of America, N.A., as creditor and secured party, a security interest in the subject property.

AN   6.   We must be furnished with a Corporate Resolution by the Board of
          Directors of Cerprobe Corporation, a Delaware corporation authorizing the current transaction, naming the officers authorized to execute the necessary instrument(s).

AO   7.   Except in an exempt transaction, the Company must be furnished with seller's social security number or tax identification number and all other information necessary to complete IRS Form 1099B.




--------------------------------------------------------------------------------

                         COMMITMENT FOR TITLE INSURANCE
                                   SCHEDULE D

G.F. Number: 00-ALL-1028386-KAM

1.   Disclosure of: CHICAGO TITLE INSURANCE COMPANY, a Missouri Corporation

     a. The Shareholders owning or controlling, directly or indirectly, ten percent (10%) or more of the shares of Chicago Title Insurance
          Company: CHICAGO TITLE AND TRUST COMPANY, an Illinois Corporation

     b.   The names of the Directors of Chicago Title Insurance Company:

          Christopher Abbinante  William T. Halvorsen, Jr.  Thomas H. Hodges
          Michael J. Keller      Peter G. Leemputte         Burton J. Rain
          John E. Rau            Paul T. Sands, Jr.

     c. The names of the president, the executive or senior vice-president, the secretary and the treasurer of Chicago Title Insurance Company:

          President and Chief Executive Officer:  John Rau
          Executive Vice President:               Christopher Abbinante &
                                                  William T. Halvorsen, Jr.
          Vice President, and Secretary:          Thomas J. Adams, III
          Chief Financial Officer:                Peter G. Leemputte

2.   Disclosure of ALLEGIANCE TITLE COMPANY, a Texas corporation

     a. The names of each shareholder, owner, partner, or other person having, owning or Controlling ten percent (10%) or more of the Title Insurance Agent that will receive a portion of the premium are as follows:

          C.E. (Kim) Seal, II and Dawn Enoch Moore

     b. Each shareholder, owner, partner, or other person having, owning or controlling ten percent (10%) or more of an entity that has, owns or controls one percent (1%) or more of the Title Insurance that will receive a portion of the premium are as follows:



     c. If the Agent is a corporation, the names of any directors; president, executive or senior vice president, secretary and treasurer if any of the Title Insurance Agent are as follows:

          Directors:  C.E. (Kim) Seal     Dawn Enoch Moore
          Officers:   C.E. Seal, II, CEO  Dawn Enoch Moore,
                                          President and Secretary

3. "You are entitled to receive advance disclosure of settlement charges in connection with the proposed transaction to which this commitment relates. Upon your request, such disclosure will be made to you. Additionally, the name of any person, firm or corporation receiving any sum from the settlement of this transaction will be disclosed on the closing or settlement statement." "You are further advised that the estimated title premium* is:

               Owners Policy        $ 15,914.00
               Mortgagees Policy    $
               Endorsement Charges  $  2,387.10 (Survey Deletion Fee)
               Total                $ 18,301.10

Of this amount: $______________________ or 15% will be paid to the policy issuing Title Insurance Company: _____________________ or 85% minus $150.00 will be retained by the issuing Title Insurance Agent; and the remainder of the estimated premium will be paid to other parties as follows:

     AMOUNT (OR %)              TO WHOM                FOR SERVICES
     -------------              -------                ------------
     $150.00                    CTIC                   TITLE EVIDENCE

     *The estimated premium is based upon information furnished to us as of the date of this Commitment for Title Insurance. Final determination of the amount of the premium will be made at closing in accordance with the Rules and Regulations adopted by the State Board of Insurance."

================================================================================
                            Allegiance Title Company
                 2100 McKinney, Suite 1200, Dallas, Texas 75201
                    Phone (214) 954-5400 Fax (214) 954-5502

GF No. 1028366-TDC

                       DELETION OF ARBITRATION PROVISION
             (Not applicable to the Texas Residential Owner Policy)

ARBITRATION is a common form of alternative dispute resolution. It can be a quicker and cheaper means to settle a dispute with your Title Insurance Company. However, if you agree to arbitrate, you give up your right to take the Title Company to court and your rights to discovery of evidence may be limited in the arbitration process. In addition, you cannot usually appeal an arbitrator's award.

Your policy contains an arbitration provision (shown below). It allows you or the Company to require arbitration if the amount of insurance is $1,000,000 or less. If you want to retain your right to sue the company in case of a dispute over a claim, you must request deletion of the arbitration provision before the policy is issued. You can do this by signing this form and returning it to the Company at or before the closing of your real estate transaction or by writing to the Company.

The Arbitration provision in the Policy is as follows:

  "Unless prohibited by applicable law or unless this arbitration section is deleted by specific provision in Schedule B of this policy, either the Company or the Insured may be deemed arbitration pursuant to the Title Insurance Arbitration Rules of the American Arbitration Association. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this Policy, and service of the Company in connection with its issuance or the breach of a policy provision or other obligation. All arbitrable matters when the Amount of Insurance is $1,000,000 or less SHALL BE arbitrated at the request of either the Company or the Insured, unless the insured is an individual person (as distinguished from a corporation, trust, partnership, association or other legal entity). All arbitrable matters when the Amount of Insurance is in excess of $1,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this Policy and under the Rules in effect on the date the demand for arbitration is made or, at the option of the Insured, the rules in effect at the Date of Policy shall be binding upon the parties. The award may include attorney's fees only if the laws of the state in which the land is located permit a court to award attorneys' fees to a prevailing party. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

  The law of the situs of the land shall apply to an arbitration under the Title Insurance Arbitration Rules.

  A copy of the Rules may be obtained from the Company upon request."

I request deletion of the Arbitration Provision.


_________________________________________         ____________________________
                                                               Date


_________________________________________         ____________________________
                                                               Date

                       TEXAS TITLE INSURANCE INFORMATION

--------------------------------------------------------------------------------
     Title insurance insures you against loss resulting from certain risks to your title.

     The commitment for Title Insurance is the title insurance company's promise to issue the title insurance policy. The commitment is a legal document. You should review it carefully to completely understand it before your closing date.

     -----------------------------------------------------------------------

     El seguro de titulo le asegura en relacion a perdidas resultantes de ciertos riesgos que purden afectar el titulo de su propiedad.

     El Compromiso para Seguro de Titulo es la promesa de la compania aseguradora de titulos de emitir la poliza de seguro de titulo. El Compromiso es un documento legal. Usted debe leerlo cuidadosamente y entenderlo completamente antes de la fecha para finalizar su transaccion.
--------------------------------------------------------------------------------

Your Commitment for Title Insurance is a legal contract between you and us. The Commitment is not an opinion or report of your title. It is a contract to issue you a policy subject to the Commitment's terms and requirements.

Before issuing a Commitment for Title Insurance (the Commitment) or a Title Insurance Policy (the Policy), the Title Insurance Company (the Company) determines whether the title is insurable. This determination has already been made. Part of that determination involves the Company's decision to insure the title except for certain risks that will not be covered by the Policy. Some of these risks are listed in Schedule B of the attached Commitment as Exceptions. Other risks are stated in the Policy as Exclusions. These risks will not be covered by the Policy.

     Another part of the determination involves whether the promise to insure is conditioned upon certain requirements being met. Schedule C of the Commitment lists these requirements that must be satisfied or the Company will refuse to cover them. You may want to discuss any matters shown in schedules B and C of the Commitment with an attorney. These matters will affect your title and your use of the land.

When your policy is issued, the coverage will be limited by the Policy's Exceptions, Exclusions and Conditions, defined below.

- EXCEPTIONS are title risks that a Policy generally covers but does not cover in a particular instance. Exceptions are shown on Schedule B or discussed in Schedule C of the Commitment. They can also be added if you do not comply with the Conditions section of the Commitment. When the Policy is issued, all Exceptions will be on Schedule B of the Policy.

- EXCLUSIONS are title risks that a Policy generally does not cover. Exclusions are contained in the Policy but not shown or discussed in the Commitment.

- CONDITIONS are additional provisions that qualify or limit your coverage. Conditions include your responsibilities and those of the Company. They are contained in the Policy but not shown or discussed in the Commitment. The Policy Conditions are not the same as the Commitment Conditions.

You can get a copy of the policy form approved by the State Board of Insurance by calling Chicago Title Insurance Company at 1-800-442-4303 or by calling the title insurance agent that issued the Commitment. The State Board of Insurance may revise the policy form from time to time.

     You can also get a brochure that explains the policy from the Texas Department of Insurance by calling 1-800-252-3439.

     Before the Policy is issued, you may request changes in the policy. Some of the changes to consider are:

          - Request amendment of the "area and boundary" exception (Schedule B, paragraph 2). To get this amendment, you must furnish a survey. On the Owner Policy, you must pay an additional premium for the amendment. If the survey is acceptable to the Company, your Policy will insure you against loss because of discrepancies or conflicts in boundary lines, encroachments or protrusions, or overlapping of improvements. The Company may then decide not to insure against specific boundary or survey problems by making special exceptions in the Policy.

          - Allow the Company to add an exception to "rights of parties in possession." If you refuse this exception, the Company or the title insurance agent may inspect the property. The Company may except to and not insure you against the rights of specific persons, such as renters, adverse owners or easement holders who occupy the land. The Company may charge you for the inspection. If you want to make your own inspection, you must sign a Waiver of Inspection form and allow the Company to add this exception to your Policy.

The entire premium for a Policy must be paid when the Policy is issued. You will not owe any additional premiums unless you want to increase your coverage at a later date and the Company agrees to add an Increased Value Endorsement.

                          CONDITIONS AND STIPULATIONS

1. If you have actual knowledge of any matter which may affect the title or mortgage covered by this Commitment, that is not shown in Schedule B, you must notify us in writing. If you do not notify us in writing, our liability to you is ended or reduced to the extent that your failure to notify us affects our liability. If you do notify us, or we learn of such matter, we may amend Schedule B, but we will not be relieved of liability already incurred.

2. Our liability is only to you, and others who are included in the definition of Insured in the Policy to be issued. Our liability is only for actual loss incurred in your reliance on this Commitment to comply with its requirements or to acquire the interest in the land. Our liability is limited to the amount shown in Schedule A of this Commitment and will be subject to the following terms of the Policy: Insuring Provisions, Conditions and Stipulations, and Exclusions.

                    ----------------------------------------
                                   COMMITMENT
                                      FOR
                                     TITLE
                                   INSURANCE


                     [CHICAGO TITLE INSURANCE COMPANY LOGO]


                              FOR INFORMATION, OR
                              TO MAKE A COMPLAINT,
                                     CALL:
                                 1-800-442-4303


                        CHICAGO TITLE INSURANCE COMPANY
                                P.O. BOX 740248
                            DALLAS, TEXAS 75374-0248


                    ----------------------------------------



================================================================================
                                IMPORTANT NOTICE

  FOR INFORMATION, OR TO MAKE A COMPLAINT CALL OUR TOLL-FREE TELEPHONE NUMBER

                                 1-800-442-4303

           ALSO YOU MAY CONTACT THE TEXAS DEPARTMENT OF INSURANCE AT

                                 1-800-252-3439

to obtain information on:
1.  filing a complaint against an insurance company or agent,
2.  whether an insurance company or agent is licensed,
3.  complaints received against an insurance company or agent,
4.  policyholder rights, and
5. a list of consumer publications and services available through the Department.

            YOU MAY ALSO WRITE TO THE TEXAS DEPARTMENT OF INSURANCE
                                P.O. BOX 149104
                            AUSTIN, TEXAS 78714-9104
                             FAX NO.(512) 475-1771
--------------------------------------------------------------------------------
                                AVISO IMPORTANTE

       PARA INFORMACION, O PARA SOMETER UNA QUEJA LLAME AL NUMERO GRATIS

                                 1-800-442-4303

      TAMBIEN PUEDE COMUNICARSE CON EL DEPARTAMENTO DE SEGUROS DE TEXAS AL

                                 1-800-252-3439

para obtener informacion sobre:
1. como someter una queja en contra de una compania de seguros o agente de seguros,
2.  si una compania de seguros o agente de seguros tiene licencia,
3.  quejas recibidas en contra de una compania de seguros o agente de seguros,
4.  los derechos del asegurado, y
5. una lista de publicaciones y servicios para consumidores disponibles a traves del Departamento.

           TAMBIEN PUEDE ESCRIBIR AL DEPARTAMENTO DE SEGUROS DE TEXAS
                                P.O. BOX 149104
                            AUSTIN, TEXAS 78714-9104
                             FAX NO.(512)475-1771
================================================================================